                           Registration No. 333-65887

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-6


                                FOR REGISTRATION
                        UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

A. Exact name of Trust:    Massachusetts Mutual Variable Life Separate Account I

B. Name of Depositor:      Massachusetts Mutual Life Insurance Company

C. Complete address of     1295 State Street
   Depositor's principal   Springfield, MA  01111
   executive offices:

It is proposed that this filing will become effective (check appropriate box)

_________ immediately upon filing pursuant to paragraph (b) of Rule 485.


____X____ on May 1, 1999 pursuant to paragraph (b) of Rule 485.


_________ 60 days after filing pursuant to paragraph (a)(1) of Rule 485


_________ on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485.


_________ this post effective amendment designates a new effective date for a previously filed post effective amendment.


*STATEMENT PURSUANT TO RULE 24F-2

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. The Registrant did not file a Rule 24f-2 notice for the fiscal year ended December 31, 1998 because it did not sell any securities pursuant to such registration during such period.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2         Caption
-----------         -------

     1              Cover Page; Glossary; The Separate Account


     2              Cover Page; The Separate Account

     3              Investments of the Separate Account

     4              Sales and Other Agreements

     5              The Separate Account

     6              The Separate Account

     7              Not Applicable

     8              Not Applicable

     9              Legal Proceedings

     10             Cover Page; Premiums; Death Benefits Under the Policy; Free
                    Look Provision; Account Value; Policy Loan Privilege; The
                    Separate Account; Charges Under the Policy; Sales and Other
                    Agreements; When We Pay Proceeds; Payment Options; Our
                    Rights; Your Voting Rights

     11             The Separate Account

     12             The Separate Account; Sales and Other Agreements

     13             The Separate Account; Charges Under the Policy

     14             Premiums; The Separate Account; Sales and Other Agreements

     15             Premiums; The Separate Account

     16             The Separate Account; Investment Return

     17             Account Value; The Separate Account; Cash Surrender Value;
                    Withdrawals; Payment Options

     18             The Separate Account

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2         Caption
-----------         -------
     20             Not Applicable

     21             Policy Loan Privilege

     22             Not Applicable

     23             Bonding Arrangement

     24             Limits on Our Right to Challenge the Policy; Suicide
                    Exclusion; Misstatement of Age or Gender; Assignment;
                    Beneficiary; Our Rights; The Separate Account

     25             Cover Page

     26             Not Applicable

     27             Cover Page; The Separate Account

     28             Directors of MassMutual

     29             Cover Page

     30             Not Applicable

     31             Not Applicable

     32             Not Applicable

     33             Not Applicable

     34             Not Applicable

     35             Cover Page

     36             Not Applicable

     37             Not Applicable

     38             Sales and Other Agreements

     39             Sales and Other Agreements

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2         Caption
-----------         -------
     40             Sales and Other Agreements

     41             Sales and Other Agreements

     42             Not Applicable

     43             Sales and Other Agreements


     44             The Separate Account; Investment Return; Charges for Federal
                    Income Tax; Account Value; Charges Under the Policy


     45             Not Applicable


     46             The Separate Account; Investment Return


     47             The Separate Account

     48             The Separate Account

     49             Not Applicable

     50             The Separate Account


     51             Cover Page; Underwriting; Availability; Beneficiary;
                    Reinstatement; Premiums; Free Look Provision


     52             The Separate Account; Our Rights

     53             Federal Income Tax Considerations

     54             Not Applicable

     55             Not Applicable

     56             Not Applicable

     57             Not Applicable

     58             Not Applicable

     59             Financial Statements

                  Massachusetts Mutual Life Insurance Company
              FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE

This prospectus describes a flexible premium variable adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The policy provides lifetime insurance protection for as long as it remains in force.

You, the policyowner, may allocate the net premium for Your policy among several investment options. These investment options include a Guaranteed Principal Account ("GPA") and thirty Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:

MML Series Investment Fund                        Oppenheimer Variable Account Funds
MML Small Cap Value Equity Fund                   Oppenheimer Global Securities Fund/VA
MML Equity Fund                                   Oppenheimer Small Cap Growth Fund/VA
MML Equity Index Fund                             Oppenheimer Aggressive Growth Fund/VA
MML Blend Fund                                    Oppenheimer Capital Appreciation Fund/VA
MML Managed Bond Fund                             Oppenheimer Main Street Growth & Income Fund/VA
                                                  Oppenheimer Multiple Strategies Fund/VA
Panorama Series Fund, Inc.                        Oppenheimer High Income Fund/VA
Panorama International Equity Portfolio           Oppenheimer Strategic Bond Fund/VA
Panorama Growth Portfolio                         Oppenheimer Bond Fund/VA
Panorama Total Return Portfolio                   Oppenheimer Money Fund/VA




MFS(R) Variable Insurance Trust(SM)               Goldman Sachs Variable Insurance Trust
MFS(R) New Discovery Series                       Goldman Sachs International Equity Fund
MFS(R) Emerging Growth Series                     Goldman Sachs Capital Growth Fund
MFS(R) Research Series                            Goldman Sachs Mid Cap Value Fund
                                                  Goldman Sachs CORE U.S. Equity Fund
                                                  Goldman Sachs Growth and Income Fund


T. Rowe Price Equity Series, Inc.                 T. Rowe Price Fixed Income Series, Inc
T. Rowe Price New America Growth Portfolio        T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Mid-Cap Growth Portfolio


Fidelity Variable Insurance Products Fund II(VIPII)
Contrafund Portfolio


The policy is "flexible" because You may select the timing and amount of premium payments. The policy is "adjustable" because You may choose to increase or decrease the death benefit and change the death benefit option under the policy. The policy is "variable" because the death benefit may, and cash surrender value will, vary.

MassMutual is a mutual life insurance company established in 1851 under the laws of Massachusetts. We are licensed to transact life, accident and health insurance business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion. The mailing address for the Home Office is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411.


                                  May 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

You should read and retain this prospectus.

Replacing existing insurance with the policy described in this prospectus may not be to your advantage.

The policy is not available in all jurisdictions. This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

Table Of Contents                                                           Page
                                                                            ----

PART I -- General Provisions of the Policy ................................    5
  Availability ............................................................    5
  Underwriting ............................................................    5
  Charges Under the Policy ................................................    6
    Deductions from Premiums ..............................................    7
      Sales Load ..........................................................    7
      State Premium Tax Charge ............................................    7
      Deferred Acquisition Cost ("DAC") Tax Charge ........................    7
    Account Value Charges .................................................    7
      Administrative Charge ...............................................    7
      Cost of Insurance Charge ............................................    7
      Face Amount Charge ..................................................    7
      Rider Charge ........................................................    7
    Separate Account Charges ..............................................    7
      Mortality and Expense Risk Charge ...................................    7
      Charges for Federal Income Taxes ....................................    8
    Fund Charges ..........................................................    8
    Other Charges .........................................................    9
      Withdrawal Charges ..................................................    9
      Loan Interest Rate Expense Charge ...................................    9
      Substitute Insured Charge ...........................................    9
  The Separate Account ....................................................    9
    Investments of the Separate Account ...................................    9
      MML Series Investment Fund ..........................................   10
      Oppenheimer Variable Account Funds ..................................   11
      Panorama Series Fund, Inc. ..........................................   12
      Goldman Sachs Variable Insurance Trust ..............................   13
      MFS(R)  Variable Insurance Trust(SM).................................   13
      T. Rowe Price Equity Series, Inc. ...................................   14
      T. Rowe Price Fixed Income Series, Inc. .............................   14
      Fidelity Variable Insurance Products Fund II ........................   14
      Fund Monitoring .....................................................   15
  The Guaranteed Principal Account ........................................   15
  Premiums ................................................................   15
    Minimum Case Premium ..................................................   15
    Minimum Net First Policy Premium ......................................   15
    Planned Annual Premiums ...............................................   15
    Annual Cutoff Policy Premium ..........................................   16
    Minimum and Maximum Premium Payments ..................................   16
    Net Premium Allocation ................................................   16
  Termination .............................................................   16
    Grace Period ..........................................................   16
    Safety Test ...........................................................   16
      Safety Test Grace Period ............................................   17
  Death Benefit Under the Policy ..........................................   17
    Minimum Face Amount ...................................................   17
    Death Benefit Options .................................................   17
    Changes in Selected Face Amount .......................................   18
  Account Value ...........................................................   18
    Investment Return .....................................................   18
    Cash Surrender Value ..................................................   19
    Transfers .............................................................   19
      Automated Account Value Transfer ....................................   19

      Automated Account Re-Balancing ......................................   20
    Withdrawals ...........................................................   20
  Policy Loan Privilege ...................................................   20
    Source of Loan ........................................................   20
    If Loans Exceed the Policy Account Value ..............................   21
    Interest ..............................................................   21
    Repayment .............................................................   21
    Interest Credited on Loaned Value .....................................   21
    Effect of Loan ........................................................   21
PART II -- Additional Provisions of the Policy ............................   21
  Paid-up Policy Date .....................................................   21
  Reinstatement ...........................................................   22
  Payment Options .........................................................   22
    Fixed Amount Payment Option ...........................................   22
    Fixed Time Payment Option .............................................   22
    Lifetime Payment Option ...............................................   22
    Interest Payment Option ...............................................   22
    Joint Lifetime Payment Option .........................................   22
    Joint Lifetime Payment Option with Reduced Payments ...................   22
    Withdrawal Rights under Payment Options ...............................   23
  Beneficiary .............................................................   23
  Changing the Policyowner or Beneficiary .................................   23
  Right to Substitute Insured .............................................   23
  Assignment ..............................................................   24
  Dividends ...............................................................   23
  Limits on Our Right to Challenge the Policy .............................   23
  Misstatement of Age or Gender ...........................................   23
  Suicide Exclusion .......................................................   24
  When We Pay Proceeds ....................................................   24
  Free Look Provision .....................................................   24
  Additional Benefits By Rider ............................................   25
    Supplemental Monthly Term Insurance Rider .............................   25
    Waiver of Monthly Charges Rider .......................................   25
PART III -- Other Important Information ...................................   25
  Federal Income Tax Considerations .......................................   25
  Your Voting Rights ......................................................   27
  Our Rights ..............................................................   27
  Records and Reports .....................................................   28
  Sales and Other Agreements ..............................................   28
  Commissions .............................................................   28
  Bonding Arrangement .....................................................   28
  Year 2000 ...............................................................   28
  Legal Proceedings .......................................................   29
  Experts .................................................................   29
  Financial Statements ....................................................   29
Appendix A -- Glossary ....................................................   A-1
Appendix B -- Rates of Return .............................................   B-1
Appendix C -- Hypothetical Illustrations ..................................   C-1
Appendix D -- Directors of Massachusetts Mutual Life Insurance Company ....   D-1
Appendix E -- Minimum Face Amount Percentages .............................   E-1
Appendix F -- Financial Statements ........................................   FF-1

Part I - General Provisions
Of the Policy

This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy. You may review a copy of the policy upon request.

In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

We define the following terms in Appendix A:

     Case, Insured, Issue Date, Monthly Calculation Date, Net Premium, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period and Valuation Time.

Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

Availability.

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $50,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date.

Underwriting.

We currently offer three different underwriting programs:

     1.   full underwriting;

     2.   simplified issue underwriting; and

     3.   guaranteed issue underwriting.

The cost of insurance charges vary depending on the type of underwriting We use.

Charges Under The Policy.

We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:

------------------------------------------------------------------------------------------------------------------------------------
Charges                              Current Rate                                       Guaranteed Rate
------------------------------------------------------------------------------------------------------------------------------------
Deductions      Sales Load           Policy years 1 - 7: 10% of premiums up to          Policy years 1 - 7: 10% of premiums up to
from Premium    Charge               annual cutoff policy premium                       annual cutoff policy premium
                                     Policy years 8+: 2.5% of premiums up to            Policy years 8+: 2.5% of premiums up to
                                     annual cutoff policy premium                       annual cutoff policy premium
                                     All policy years: 1% of premiums in excess         All policy years: 1% of premiums in excess
                                     of the annual cutoff policy premium                of the annual cutoff policy premium
------------------------------------------------------------------------------------------------------------------------------------
                State Premium        0% to 4% of each premium, depending on             This charge will always equal the applicable
                Tax Charge           Your state's applicable rate                       state rate
------------------------------------------------------------------------------------------------------------------------------------
                Deferred             1% of each premium                                 This charge will always represent the
                Acquisition Cost                                                        expense to MassMutual of the federal
                Tax Charge                                                              acquisition deferred cost tax
------------------------------------------------------------------------------------------------------------------------------------
Account Value   Administrative       $5.25 per month ($63.00 annually)                  $9.00 per month ($108.00 annually)
Charges         Charge
------------------------------------------------------------------------------------------------------------------------------------
                Cost of              A per thousand rate multiplied by the amount       The maximum monthly cost of insurance
                Insurance            at risk each month. This charge varies by the      charge for each $1,000 of insurance is shown
                Charge               insured's gender, issue age and tobacco            in the Table of Maximum Monthly Mortality
                                     classification; the policy year We make the        Charges in Your policy
                                     deduction; the rating class of Your policy and
                                     the underwriting classification of the case
------------------------------------------------------------------------------------------------------------------------------------
                Face Amount          Issue Age 20-24                                    Issue Age 20-24
                Charge                  Policy years 1-20: $0.00167 per month              Policy years 1-20: $0.00167 per month
                (for fully              of a specified amount                              of a specified amount
                underwritten            Policy years 21+: 0                                Policy years 21+: 0
                policies)            Issue Age 25-34                                    Issue Age 25-34
                                        Policy years 1-15: $0.00250 per month              Policy years 1-15: $0.00250 per month
                                        of a specified amount                              of a specified amount
                                        Policy years 16+: 0                                Policy years 16+: 0
                                     Issue Age 35-39                                    Issue Age 35-39
                                        Policy years 1-15: $0.00292 per month              Policy years 1-15: $0.00292 per month
                                        of a specified amount                              of a specified amount
                                        Policy years 16+: 0                                Policy years 16+: 0
                                     Issue Age 40-44                                    Issue Age 40-44
                                        Policy years 1-15: $0.00333 per month              Policy years 1-15: $0.00333 per month
                                        of a specified amount                              of a specified amount
                                        Policy years 16+: 0                                Policy years 16+: 0
                                     Issue Age 45-49                                    Issue Age 45-49
                                        Policy years 1-15: $0.00375 per month              Policy years 1-15: $0.00375 per month
                                        of a specified amount                              of a specified amount
                                        Policy years 16+: 0                                Policy years 16+: 0
                                     Issue Age 50-85                                    Issue Age 50-85
                                        Policy years 1-4: $0.01667 per month               Policy years 1-4: $0.01667 per month
                                        of a specified amount                              of a specified amount
                                        Policy years 5+: 0                                 Policy years 5+: 0
------------------------------------------------------------------------------------------------------------------------------------
Separate        Mortality and        Policy years 1 through 15: 0.60% annually of       Any policy year: 1.0%
Account         Expense Risks        each Separate Account Division's assets
Charges         Charge               Policy years 16-30: 0.40% annually of each
                                     Separate Account Division's assets
                                     Policy years 31+: 0.30% annually of each
                                     Separate Account Division's assets
------------------------------------------------------------------------------------------------------------------------------------
Fund Charges                         SEE FUND CHARGE TABLE                              SEE FUND CHARGE TABLE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Charges                              Current Rate                                       Guaranteed Rate
------------------------------------------------------------------------------------------------------------------------------------
Other Charges   Withdrawal           2.0% of the withdrawn amount, but not              2.0% of the withdrawn amount, but not
                Charge               greater than $25.00                                greater than $25.00
------------------------------------------------------------------------------------------------------------------------------------
                Substitute           $75.00                                             $75.00
                Insured Charge
------------------------------------------------------------------------------------------------------------------------------------
                Loan Interest        Policy years 1-15: 0.75%                           3%
                Crediting Rate       Policy years 16-30: 0.55%
                Charge               Policy years 31+: 0.45%
------------------------------------------------------------------------------------------------------------------------------------

Deductions from Premiums.

Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

Sales Load.

We deduct a sales load from Your premium for the expenses related to the sales and distribution of the policies. We will refund a portion of the sales load to You, as part of the cash surrender value, if You surrender Your policy within the first two policy years.

State Premium Tax Charge.

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against MassMutual by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify MassMutual of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost ("DAC") Tax Charge.

This charge is related to MassMutual's federal income tax burden, under Internal Revenue Code Section 848.

Account Value Charges.

On each monthly calculation date, We deduct from Your account value the following charges:

     1.   An administrative charge;

     2.   A cost of insurance charge;

     3.   A face amount charge (if applicable); and

     4.   Any rider charge (if applicable).

We deduct these charges from Your account value in proportion to the non-loaned account value in the Separate Account and the GPA.

1.   Administrative Charge.

We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

2.   Cost of Insurance Charge.

(We refer to this charge as the "Mortality Charge" in Your policy.) We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

     o    Insured's gender;

     o    Insured's issue age;

     o    Insured's tobacco use classification;

     o    Policy year in which We make the deduction;

     o    Rating class of the policy; and

     o    Underwriting classification of the case.

This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

3.   Face Amount Charge.

We currently deduct a monthly face amount charge from policies that are issued under a full underwriting basis. We use this charge to reimburse Us for the costs associated with performing full underwriting on potential policyowners. We base this charge on the greater of the initial selected face amount or the first premium multiplied by the applicable minimum face amount percentage found in Appendix E of this prospectus. The charge will not be based on an amount greater than $10 million. This charge is fixed for a set number of policy years.

4.   Rider Charge.

We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

Separate Account Charges

Mortality and Expense Risk Charge.

(We refer to this charge as the "Net Investment Factor Asset Charge" in Your policy.)

We charge the Separate Account Divisions for the mortality and expense risks We assume. This charge varies by policy year, and We deduct it from the value of each Division's assets attributable to the policies.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

Charges for Federal Income Taxes.

We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Fund Charges.


The value of the Separate Account Divisions' assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds' total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998:


                                                                        Total
                                                                         Fund
                                                                       Expenses
                                                                        After
                                                                       Expense
                                               Management   Other      Reimbur-
Fund / Portfolio Name                             Fees     Expenses    sements
--------------------------------------------------------------------------------

MML Small Cap Value Equity(1)                     0.39%      0.05%      0.44%
MML Equity(1)                                     0.37%      0.00%      0.37%
MML Equity Index                                  0.30%      0.20%      0.50%
MML Blend(1)                                      0.37%      0.00%      0.37%
MML Managed Bond(1)                               0.45%      0.03%      0.48%
Oppenheimer Global Securities                     0.68%      0.06%      0.74%
Oppenheimer Small Cap Growth                      0.75%      0.12%      0.87%
Oppenheimer Aggressive Growth                     0.69%      0.02%      0.71%
Oppenheimer Capital Appreciation(4)               0.72%      0.03%      0.75%
Opp. Main Street Growth & Income(5)               0.74%      0.05%      0.79%
Oppenheimer Multiple Strategies                   0.72%      0.04%      0.76%
Oppenheimer High Income                           0.74%      0.04%      0.78%
Oppenheimer Strategic Bond                        0.74%      0.06%      0.80%
Oppenheimer Bond                                  0.72%      0.02%      0.74%
Oppenheimer Money                                 0.45%      0.05%      0.50%
Panorama International Equity                     1.00%      0.09%      1.09%
Panorama Growth                                   0.52%      0.01%      0.53%
Panorama Total Return                             0.53%      0.02%      0.55%
Goldman Sachs Capital Growth(2)                   0.75%      0.15%      0.90%
Goldman Sachs Mid Cap Value(2)(8)                 0.80%      0.15%      0.95%
Goldman Sachs CORE U.S. Equity(2)                 0.70%      0.10%      0.80%
Goldman Sachs Growth and Income(2)                0.75%      0.15%      0.90%
Goldman Sachs International Equity(2)             1.00%      0.25%      1.25%
MFS(R) New Discovery(6)                           0.90%      0.25%      1.15%
MFS(R) Emerging Growth                            0.75%      0.10%      0.85%
MFS(R) Research Series                            0.75%      0.11%      0.86%
T. Rowe Price New America Growth(7)               0.85%      0.00%      0.85%
T. Rowe Price Mid-Cap Growth(7)                   0.85%      0.00%      0.85%
T. Rowe Price Limited-Term Bond(7)                0.70%      0.00%      0.70%
Fidelity VIP II Contrafund(3)                     0.59%      0.21%      0.80%



(1) MassMutual has agreed to bear the expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of these Funds through April 30, 2000. MassMutual does not expect that it will be required to reimburse any expenses of these Funds due to this undertaking in 1999.

(2) The Goldman Sachs Capital Growth and Goldman Sachs Mid Cap Value Funds' expenses are estimated due to the Funds being in existence for less than 10 months as of December 31, 1998. The Goldman Sachs International Equity, Goldman Sachs CORE U.S. Equity and Goldman Sachs Growth and Income Funds' expenses are based on actual expenses for fiscal year ended December 31, 1998. In addition, the Investment Advisers to the Goldman Sachs International Equity, Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Value, Goldman Sachs CORE U.S. Equity and Goldman Sachs Growth and Income Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.25%,0.15%, 0.15%, 0.10% and 0.15% per annum of such Funds' average daily net assets, respectively. The expenses shown include this reimbursement. If not included, the "Other Expenses" and "Total Expenses" for the Goldman Sachs International Equity, Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Value, Goldman Sachs CORE U.S. Equity and Goldman Sachs Growth and Income Funds would be 1.97% and 2.97%, 1.03% and 1.78%, 0.57% and 1.37%, 2.13% and 2.83% and 1.94% and 2.69%,
respectively. The reductions or limits may be discontinued or modified by the Investment Advisers in their discretion at any time.

(3) A portion of the brokerage commission that the Fidelity VIP II Contrafund pays is used to reduce its expenses. Additionally, this Portfolio has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the Total Fund Expenses for this Portfolio would have decreased to 0.75%.

(4) Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

(5) Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income Fund.

(6) The MFS New Discovery Series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series. MFS has agreed to bear expenses for the series, subject to reimbursement by the series, such that the series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year. The expense shown includes this reimbursement. If not included, the Other Expenses are estimated to be 5.22% for 1998.

The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on May 1, 2001.

(7) Management fees include operating expenses.

(8) Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap Equity
Fund.


Other Charges.

Withdrawal Charges.

We deduct a charge from each withdrawal.

Loan Interest Rate Expense Charge.

We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan. The charge varies by policy year.

Substitute Insured Charge.

We charge an administrative fee if You transfer the policy to the life of a substitute insured.

The Separate Account.

Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Securities and Exchange Commission does not supervise MassMutual's or the Separate Account's management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

We credit or charge the Separate Account Divisions with the Divisions' income and realized or unrealized gains or losses without regard to any of MassMutual's other income, gains, or losses.

MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

Investments of the Separate Account.

We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established thirty Divisions within the policies' designated segment of the Separate Account. Each Separate Account Division invests in a corresponding Fund as follows:

--------------------------------------------------------------------------------
       Division                                          Fund
--------------------------------------------------------------------------------

MML Small Cap Value                            MML Small Cap Value
Equity Division                                Equity Fund
--------------------------------------------------------------------------------
MML Equity Division                            MML Equity Fund
--------------------------------------------------------------------------------
MML Equity Index Division                      MML Equity Index Fund
--------------------------------------------------------------------------------
MML Blend Division                             MML Blend Fund
--------------------------------------------------------------------------------
MML Managed Bond                               MML Managed Bond
Division                                       Fund
--------------------------------------------------------------------------------
Oppenheimer Global                             Oppenheimer Global
Securities Division                            Securities Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Small Cap                          Oppenheimer Small Cap
Growth Division                                Growth Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Aggressive                         Oppenheimer Aggressive
Growth Division                                Growth Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Capital                            Oppenheimer Capital
Appreciation Division*                         Appreciation Fund/VA*
--------------------------------------------------------------------------------
Oppenheimer Main Street                        Oppenheimer Main Street
Growth & Income Division**                     Growth & Income
                                               Fund/VA**
--------------------------------------------------------------------------------
Oppenheimer Multiple                           Oppenheimer Multiple
Strategies Division                            Strategies Fund/VA
--------------------------------------------------------------------------------
Oppenheimer High Income                        Oppenheimer High
Division                                       Income Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Strategic Bond                     Oppenheimer Strategic
Division                                       Bond Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Bond Division                      Oppenheimer Bond
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                               Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Money                              Oppenheimer Money
Division                                       Fund/VA
--------------------------------------------------------------------------------
Panorama International                         Panorama International
Equity Division                                Equity Portfolio
--------------------------------------------------------------------------------
Panorama Growth Division                       Panorama Growth
                                               Portfolio
--------------------------------------------------------------------------------
Panorama Total Return                          Panorama Total Return
Division                                       Portfolio
--------------------------------------------------------------------------------
MFS(R) New Discovery                           MFS(R) New Discovery
Division                                       Series
--------------------------------------------------------------------------------
MFS(R) Emerging Growth                         MFS(R) Emerging Growth
Division                                       Series
--------------------------------------------------------------------------------
MFS(R) Research Division                       MFS(R) Research Series
--------------------------------------------------------------------------------
Goldman Sachs International                    Goldman Sachs
Equity Division                                International Equity Fund
--------------------------------------------------------------------------------
Goldman Sachs Capital                          Goldman Sachs Capital
Growth Division                                Growth Fund
--------------------------------------------------------------------------------
Goldman Sachs Mid Cap                          Goldman Sachs Mid Cap
Value Division***                              Value Fund***
--------------------------------------------------------------------------------
Goldman Sachs CORE U.S.                        Goldman Sachs CORE
Equity Division                                U.S. Equity Fund
--------------------------------------------------------------------------------
Goldman Sachs Growth and                       Goldman Sachs Growth
Income Division                                and Income Fund
--------------------------------------------------------------------------------
T. Rowe Price New America                      T. Rowe Price New
Growth Division                                America Growth
                                               Portfolio
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap                          T. Rowe Price Mid-Cap
Growth Division                                Growth Portfolio
--------------------------------------------------------------------------------
T. Rowe Price Limited-Term                     T. Rowe Price Limited-
Bond Division                                  Term Bond Portfolio
--------------------------------------------------------------------------------
Fidelity VIP II Contrafund                     Fidelity VIP II
Division                                       Contrafund Portfolio
--------------------------------------------------------------------------------



*Prior to May 1, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division and the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

**Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

***Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap Equity Fund.


As custodian for the Separate Account, MassMutual holds the shares of the underlying Funds purchased by the Separate Account Divisions. The Separate Account purchases and redeems shares of the Funds at their net asset value. The net asset value is determined at the time of receipt of the purchase order or redemption request.

Some of the Funds available to You are similar to mutual funds offered in the retail marketplace. These Funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these Funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail mutual funds. In fact, performance of these Funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the Funds that are available to You in this policy and is not an indication of future performance of such Funds.


There is no assurance that the Funds will achieve stated objectives. The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are attached to this prospectus. You should read the information contained in the Funds' prospectuses before making allocations to any Division of the Separate Account.


MML Series Investment Fund


The MML Series Investment Fund (the "MML Trust") is a no-load, open-end investment company. The MML Small Cap Value Equity Fund, MML Equity Fund, MML Equity Index Fund, MML Blend Fund and MML Managed Bond Fund (collectively, the "MML Funds") are separate series of shares of the MML Trust.

MassMutual acts as investment manager to each of the MML Funds. David L. Babson and Company, Inc. ("Babson") serves as the investment sub-adviser to the MML Equity Fund, the MML Small Cap Value Equity Fund and the equity sector of the MML Blend Fund. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

MassMutual has also entered into an agreement with Mellon Equity Associates, LLP ("Mellon Equity") to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual, Babson and Mellon Equity are registered as investment advisers under the Investment Advisers Act of 1940.


MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual also serves as the investment adviser to MassMutual Corporate Value Partners, Limited; MassMutual High Yield Partners, II, LLC; MassMutual/Darby CBO LLC; Somers CDO, Limited; and MassMutual Institutional Funds.

Citibank N.A. acts as custodian for the MML Trust, other than the MML Equity Index Fund. Its home office is located at 111 Wall Street, New York, NY, 10005. Boston Safe Deposit and Trust Company serves as the custodian of the MML Equity Index Fund. It is an indirect subsidiary of Mellon Bank Corporation and is located at One Boston Place, Boston, Massachusetts 02108.


MML Small Cap Value Equity Fund

The MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.


MML Equity Fund


The MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.


MML Equity Index Fund


The MML Equity Index Fund seeks investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.) Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


MML Blend Fund


The MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation by investing in equity, fixed income and money market securities.


MML Managed Bond Fund


The MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation by investing investment grade, publicly traded, fixed income securities.


Oppenheimer Variable Account Funds


The Oppenheimer Variable Account Funds (the "Oppenheimer Funds") is an investment company consisting of ten separate funds. Oppenheimer Funds acts as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. Oppenheimer Global Securities Fund/VA, Oppenheimer Small Cap Growth Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Bond Fund/VA and Oppenheimer Money Fund/VA are part of the Oppenheimer Funds.


OppenheimerFunds, Inc. ("OFI") supervises the investment operations of the Oppenheimer Funds. OFI also determines the composition of each respective portfolio and advises and recommends investment policies and the purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund.

OFI is located at Two World Trade Center, New York, NY 10048-0203 and has operated as an investment adviser since April 30, 1959. Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual, owns OFI. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

Bank of New York acts as custodian for the Oppenheimer Funds. Its home office is located at One Wall Street, New York, NY 10015.


Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers.

Oppenheimer Small Cap Growth Fund/VA

The Oppenheimer Small Cap Growth Fund/VA seeks capital appreciation. Current income is not an objective. In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies with market capitalization less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options, in proportions which may vary from time to time.

Oppenheimer Aggressive Growth Fund/VA*

The Oppenheimer Aggressive Growth Fund/VA seeks long-term capital appreciation by investing in "growth-type" companies.

*Prior to May 1, 1998, this Fund was called Oppenheimer Capital Appreciation
Fund.

Oppenheimer Capital Appreciation Fund/VA*

The Oppenheimer Capital Appreciation Fund/VA seeks long-term capital appreciation by investing in securities of well-known established companies. It invests in equity securities.

*Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

Oppenheimer Main Street Growth & Income Fund/VA*

The Oppenheimer Main Street Growth & Income

Fund/VA seeks total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. *Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income Fund.

Oppenheimer Multiple Strategies Fund/VA

The Oppenheimer Multiple Strategies Fund/VA seeks a total return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and money market securities.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and non payment of interest than higher-rated securities.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. government securities, and lower-rated high yield securities of U.S. companies.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade securities.

Oppenheimer Money Fund/VA

The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and the maintenance of liquidity. The Fund invests in short-term, high quality money market securities.


Panorama Series Fund, Inc.


The Panorama Series Fund, Inc., ("Panorama Fund") is an open-end investment company. The Panorama Fund acts as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. The Panorama International Equity Portfolio, Panorama Growth Portfolio and Panorama Total Return Portfolio are separate series of the Panorama Fund.


OFI supervises the investment operations of the Panorama Fund. OFI also determines the composition of each Panorama Portfolio, and advises and recommends investment policies and purchase and sale of securities, under an investment advisory agreement with each Panorama Portfolio.

Babson-Stewart Ivory International, located in Cambridge, MA, is the sub-adviser to the Panorama International Equity Portfolio. Babson-Stewart Ivory International is a partnership formed in 1987 between Babson and Stewart Ivory & Company, Ltd.

Bank of New York acts as custodian for the Panorama Fund. Its home office is located at One Wall Street, New York, NY 10015.

Panorama International Equity Portfolio


The Panorama International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States


Panorama Growth Portfolio


The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.


Panorama Total Return Portfolio


The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.


Goldman Sachs Variable Insurance Trust


The Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT Trust") is an open-end, management investment company, organized in Delaware in September, 1997. The Goldman Sachs International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund and Goldman Sachs Growth and Income Fund are each a separate series of shares of the Goldman Sachs VIT Trust.

Goldman Sachs Asset Management ("GSAM") is a separate operating division of Goldman Sachs & Co. It serves as investment adviser to the Goldman Sachs Growth and Income, Goldman Sachs CORE U.S. Equity, Goldman Sachs Capital Growth and Goldman Sachs Mid Cap Value Funds. GSAM is located at One New York Plaza, New York, NY 10004.


Goldman Sachs Asset Management International ("GSAMI") is an affiliate of Goldman Sachs & Co. GSAMI serves as investment adviser to the Goldman

Sachs International Equity Fund. GSAMI is located at 133 Peterborough Court, London, England, EC4A 2BB.

The custodian for each fund of the Goldman Sachs VIT Trust is State Street Bank and Trust Company. It is located at 1776 Heritage Drive, North Quincy, MA 02110.

Goldman Sachs International Equity Fund


The Goldman Sachs International Equity Fund seeks long-term capital appreciation through investments in equity securities of companies that are organized outside of the United States or whose securities are principally traded outside of the United States.


Goldman Sachs Capital Growth Fund


The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

Goldman Sachs Mid Cap Value Fund*

The Goldman Sachs Mid Cap Value Fund seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).

*Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap
Equity Fund.

Goldman Sachs CORE U.S. Equity Fund

The Goldman Sachs CORE U.S. Equity Fund seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.


Goldman Sachs Growth and Income Fund


The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.


MFS(R) Variable Insurance Trust(SM)

The MFS(R) Variable Insurance Trust(SM) ("MFS Trust") is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS(R) New Discovery Series, MFS(R) Emerging Growth Series and MFS(R) Research Series (collectively referred to as "MFS Series") are each a separate series of shares of the MFS Trust.

Massachusetts Financial Services Company ("MFS Co.") advises the MFS Series. MFS Co. is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116.

State Street Bank and Trust Company is the custodian of the MFS Series. It is located at 225 Franklin Street, Boston, MA 02110.

MFS(R) New Discovery Series


The MFS(R) New Discovery Series seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in companies that are believed to offer superior prospects for growth. Such securities may either be listed on the securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies.


MFS(R) Emerging Growth Series


The MFS(R) Emerging Growth Series seeks long-term growth of capital by investing primarily in common stocks of companies which are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies).

MFS(R) Research Series

The MFS(R) Research Series seeks long-term growth of capital and future income, by investing a substantial portion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the Fund's assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.


T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio and
T. Rowe Price New America Growth Portfolio are each a separate series of shares of T. Rowe Price Equity Series, Inc.

T. Rowe Price Associates, Inc. ("T. Rowe Price") was founded in 1937 and is the investment adviser to each of the Portfolios. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

State Street Bank and Trust Company and The Chase Manhattan Bank, N.A., London are the custodians for the T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. The custodians' main offices are located at 225 Franklin Street, Boston, MA 02110 and Woolgate House, Coleman Street, London, EC2P 2HD, England, respectively.

T. Rowe Price Mid-Cap Growth Portfolio


The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.


T. Rowe Price New America Growth Portfolio


The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing in the common stocks of U.S. growth companies operating in service industries. Most of Portfolio assets are invested in service companies, we believe are above-average performers in their fields. The Portfolio may also invest up to 25% of total assets in nonservice-related growth companies.

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end investment company and incorporated in Maryland in 1994. The T. Rowe Price Limited-Term Bond Portfolio is one of the series of shares of T. Rowe Price Fixed Income Series, Inc. T. Rowe Price advises the T. Rowe Price Limited-Term Bond Portfolio. State Street Bank and Trust Company and The Chase Manhattan Bank, N.A., London are the custodians for the T. Rowe Price Limited-Term Bond Portfolio.


T. Rowe Price Limited-Term Bond Portfolio


The T. Rowe Price Limited-Term Bond Portfolio seeks high level of income consistent with moderate fluctuation in principal value. The Portfolio invests primarily in investment-grade, corporate bonds with an average effective maturity not exceeding five years. Up to 10% of the Portfolio's assets can be invested in below investment grade securities, commonly referred to a "junk bonds," including those with the lowest ratings, in an effort to enhance yield.

Fidelity Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. The Fidelity VIP II Contrafund Portfolio is a diversified fund of Fidelity VIP II.

Fidelity Management & Research Company ("FMR") is the investment adviser to the Fidelity VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investment has its principal business address at 82 Devonshire Street, Boston, MA.

Fidelity Management & Research (U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, assist FMR with foreign investments. They each serve as sub-advisers for the Fidelity VIP II Contrafund Portfolio.

The custodian for the VIP II Contrafund Portfolio is Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA.

Fidelity VIP II Contrafund Portfolio

The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.


Fund Monitoring.


The MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity VIP II were established to provide investment vehicles for variable life insurance contracts and variable annuities contracts. Shares of the MML Trust and Panorama Fund are not offered to the general public. They are offered solely to MassMutual separate investment accounts and other life insurance company separate accounts of MassMutual subsidiaries. Shares of the Oppenheimer Funds, Goldman Sachs VIT Trust, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity VIP II are also not offered to the general public. They are offered to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity, variable life insurance contracts and qualified plans.


Shares of the Funds may be sold to and held by separate accounts which fund variable annuity and variable life insurance contracts. As a result, certain conflicts of interests between variable annuity owners, variable life insurance policyowners and program investors may occur. Each Board of Trustees/Directors will monitor their respective Fund(s) for any material irreconcilable conflict of interest. Each will determine the appropriate action, if any, which should be taken if a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life policies.

The Guaranteed Principal Account
(GPA).

In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual's general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less 3%.

Although We are not obligated to credit interest at a rate higher than this minimum. We will credit and guarantee a secondary interest rate, which may be higher, but will never be lower than the minimum for the calendar year 1999. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.


Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Premiums.

There are four premium concepts under the policy:

     1.   Minimum Case Premium.
     2.   Minimum Net First Policy Premium.
     3.   Planned Annual Premium.
     4.   Annual Cutoff Policy Premium.

1.   Minimum Case Premium.

The minimum premium that we require for a case is $250,000 of first year annualized premium.

2.   Minimum Net First Policy Premium.

You must pay the minimum net first policy premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your policy. The minimum net first policy premium is twelve times an amount equal to the first month's account value charges.

3.   Planned Annual Premium.

You may elect in the application to pay an annual premium for Your policy. We call this premium Your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills We send You. You may change the amount of Your planned annual premium at any time.

The amount of your planned annual premium will depend on:

o    The selected face amount of the policy;

o    The insured's age;

o    The insured's gender;

o    The insured's tobacco use classification; and

o    The amount of the first premium paid.

There is no penalty if You do not pay the planned annual premium. Your payment of this amount does not guarantee coverage for any period of time. Even if You pay planned annual premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment, unless Your policy meets the safety test.

4.   Annual Cutoff Policy Premium.

The annual cutoff premium for Your policy establishes a threshold for Your policy's sales loads. If You pay premiums that are below the annual cutoff policy premium, a higher sales load will result than if You pay premiums that exceed the annual cutoff policy premium.

We set the annual cutoff policy premium on the date We issue Your policy. The amount of the annual cutoff policy premium depends on:

o    The initial selected face amount of the policy;

o    The insured's age;

o    The insured's gender; and

o    The insured's tobacco use classification

The following table shows the annual cutoff policy premium at certain ages for a policy with a selected face amount of $100,000 in all years, under death benefit option 1.



                          ANNUAL CUTOFF POLICY PREMIUM
                      LEVEL $100,000 SELECTED FACE AMOUNT
                            (DEATH BENEFIT OPTION 1)

                                                         Issue Age
                                            ------------------------------------
     Class                                    Age            Age            Age
     -----                                    ---            ---            ---
                                              25             40             55
                                              --             --             --
Male Tobacco                                $3,247         $5,315         $8,496

Female Tobacco                              $2,666         $4,395         $6,955

Unisex  Tobacco                             $3,132         $5,131         $8,175

Male Non-Tobacco                            $2,639         $4,363         $7,183

Female Non-Tobacco                          $2,342         $3,883         $6,325

Unisex Non-Tobacco                          $2,580         $4,267         $7,009

                                                         Issue Age
                                            ------------------------------------
Male UniTobacco                             $2,867         $4,705         $7,593

Female UniTobacco                           $2,431         $4,016         $6,450

Unisex UniTobacco                           $2,780         $4,567         $7,359

Minimum and Maximum Premium Payments.

While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. The minimum premium payment is $100.00. If You choose the Guideline Premium Test, the maximum premium will be stated on the Schedule Page of Your policy.

Regardless of whether You choose the Guideline Premium Test or the Cash Value Accumulation Test, We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

Net Premium Allocation.

You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account Divisions and the GPA at any time. You may also change Your allocation of future net premiums at any time without charge. To allocate net premiums or to transfer account value to a ninth Separate Account Division, You must transfer 100% of the account value from one or more of Your eight selected Separate Account Divisions.

During Your free look period, we will apply Your first net premium to the Oppenheimer Money Division, provided the premium equals or exceeds the minimum net first policy premium. At the later of the end of the free look period or the date We receive proper notice that You received Your policy, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

Termination.

We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date:

o the account value less any policy debt is insufficient to cover the total monthly deduction, and

o    Your policy does not meet the safety test.

Your policy will then enter a 61-day grace period.

Grace Period.

We allow You 61 days to pay any premium necessary to cover an overdue monthly deduction. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, the policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days or 31 days after We have mailed the written notice.

Safety Test.

The safety test is a lapse protection feature. If met, this test allows Your policy to stay in force for a period of time even if there is insufficient account value to cover the account value charges. You can never elect death benefit option 2 or 3, and the insured cannot be in a substandard rating class for the safety test to apply.

Your policy meets the safety test on any given monthly calculation date if:

     o    the sum of premiums paid; less

     o    any amounts withdrawn; less

     o    any rider charges, if applicable;

equals or exceeds the sum of monthly safety test premiums on that monthly calculation date and all prior monthly calculation dates during the safety test period.

If Your policy debt exceeds account value, Your policy will fail the safety test.

The safety test only applies from the start of the policy date through the safety test's expiration date. The safety test's expiration date is the later of the policy anniversary nearest the insured's 70th birthday, or the tenth policy anniversary.

Safety Test Grace Period.

If Your policy does not meet the safety test on any given monthly calculation date, we will mail You, and any assignee indicated on Our records, a written notice. This notice states the premium amount You need to pay to prevent termination of the safety test. The safety test will expire 31 days after we mail this written notice, unless You send in the required premium payment. Once the safety test terminates, You cannot reinstate it.

Death Benefit Under the Policy.

The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

Minimum Face Amount.

To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount is determined using one of two allowable definitions of life insurance: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. You choose which test to use on the application prior to the issuance of Your policy. Once You choose the way We determine Your minimum face amount, You cannot change it after Your policy is issued.

The Cash Value Accumulation Test determines the minimum face amount by multiplying the account value plus the refund of sales load, if applicable, by the minimum face amount percentage. The percentages depend upon the insured's age, gender and tobacco use classification.

Under the Guideline Premium Test, the minimum face amount is also equal to an applicable percentage of the account value plus the refund of sales load, if applicable, but the percentage varies only by age of insured.

Death Benefit Options.

In the application, You choose a selected face amount and death benefit option. We offer three death benefit options:

     1.   Death Benefit Option 1:
          the death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.

     2.   Death Benefit Option 2:
          the death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

     3.   Death Benefit Option 3:
          the death benefit is the greater of (a) the selected face amount in effect on the date of death, plus the sum of all premiums paid, less withdrawals; or (b) the selected face amount in effect on the date of death; or (c) the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

          o We add the part of any account value charges that apply for the period beyond the date of death; and

          o    We deduct any policy debt outstanding on the date of death; and

          o We deduct any account value charges unpaid as of the date of death.

If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

Under death benefit options 1 and 3, the death benefit amount is unaffected by Your policy's investment experience unless the death benefit is based on the minimum face amount. Under death benefit option 2, the death benefit amount may increase or decrease by investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Example: The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

                                                  Policy A            Policy B
                                                  --------            --------
(a)  Selected face amount:                        $100,000            $100,000

(b)  Account value on
     date of death, plus refund
     of sales load, if applicable                  $40,000             $50,000

(c)  Sum of premiums less
     withdrawals                                   $30,000             $40,000

(d)  Minimum face amount
     percentage on date of death:                     240%                240%

(e)  Minimum face amount
     (b x d):                                      $96,000            $120,000

     Death benefit if
     death benefit option 1
     is in effect
     [greater of (a) or (e)]:                     $100,000            $120,000

     Death benefit if
     death benefit option 2
     is in effect [greater of
     (a + b) or (e)]:                             $140,000            $150,000

     Death benefit if
     death benefit option 3
     is in effect [greater of
     (a + c) or (a) or (e)]:                      $130,000            $140,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Changes In Selected Face Amount.

You may increase the selected face amount by written request six months after policy issue or six months after a previous increase. We may request adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured's 85th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

     o 15 days after We have received and approved Your written request for such change; or

     o    the requested effective date of the change.

Any increase must be for at least $10,000.

You may also decrease Your policy's selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of :

     o 15 days after We receive and approve Your written request for such change; or

     o    the requested effective date of the change.

Account Value.

The account value of Your policy is the value in the Separate Account Divisions plus the value in the GPA. Initially, this value equals the net amount of the first premium You paid under the policy. We apply this amount to the Oppenheimer Money Division until the later of: (1) the expiration of the free look period or
(2) the date We receive proper notice that You have received Your policy. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions.

The purchase and sale of accumulation units will affect Your account value in the Separate Account Divisions. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

Investment Return.

The investment return of a policy is based on:

     o The account value held in each Separate Account Division for that policy;

     o The investment experience of each Separate Account Division as measured by its actual net rate of return; and

     o    The interest rate credited on account value held in the GPA.

The investment experience of a Separate Account Division reflects:

     o increases or decreases in the net asset value of the shares of the underlying Fund;

     o    any dividend or capital gains distributions declared by the Fund; and

     o    any charges against the assets of the Separate Account Division.

We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

Cash Surrender Value.

You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

     o    Account value; less

     o    Any outstanding policy debt; plus

     o    The refund of sales load, if applicable.

There is no surrender charge.

If You surrender Your policy within the first two policy years, We will refund a portion of the sales load, as part of the cash surrender value. If you surrender Your policy in the first policy year, We will reimburse 65% of the sales load collected for that year. If You surrender Your policy in the second policy year, We will reimburse 30% of the sales load collected in the first policy year.

Your surrender is effective on the date We receive the policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

Transfers.

You may transfer all or part of the account value among the policy's Separate Account Divisions and the GPA by written request. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

You may maintain account value in a maximum of eight Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a ninth Division, You must transfer 100% of the account value from one or more of the eight active Separate Account Divisions.

You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.


We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six transfers in a policy year. This fee will not exceed $10 per transfer.


You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer must occur within the 31-day period following your policy anniversary date. This transfer may not exceed 25% of Your account value in the GPA at the time of Your transfer. For purposes of this transfer restriction, Your account value in the GPA does not include policy debt. However, You may transfer 100% of Your account value in the GPA to the Separate Account if:

     o You have transferred 25% of Your account value in the GPA in each of the previous three policy years, and

     o You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

You cannot transfer GPA account value equal to any policy debt.

Automated Account Value Transfer.

Automated account value transfer allows You to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount You wish to transfer as a dollar amount or a whole-number percentage. Automated account value transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided We receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after We receive Your request at Our Home Office. If We receive Your request before the end of the free look period, Your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, You must specify:

     o    the Separate Account Division We are to transfer from; and


     o    the Separate Account Division(s) and/or GPA We are to transfer to; and

     o    the length of time during which transfers will continue.


If Your transfer amount is greater than Your account value in the Separate Account Division We are transferring from, then We will transfer Your remaining value in that Division in the same proportion as Your previously transferred amounts. We will not process any more automated transfers thereafter.

Automated Account Re-alancing.

Automated account re-balancing permits You to maintain a specified whole-number percentage of Your account value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed written request in order to begin Your automated account re-balancing program. Then, We will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust Your account value to Your specified percentage.

This program allows You to maintain a specific fund allocation. Quarterly re-balancing is based on Your policy year. We will re-balance Your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided We receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, You may only reduce Your allocation to the GPA by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after We receive Your request at the Home Office. If We receive the request before the end of the free look period, Your first re-balancing will occur at the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the GPA to the Separate Account.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Withdrawals.

After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

     o Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

     o Maximum withdrawal amount: account value, less policy debt, less an amount equal to twelve multiplied by the most recent account value charges for Your policy.

We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA.

We deduct a charge of 2.0% of the amount You withdraw. This charge will not exceed $25.00. We will reduce Your account value by the amount of the withdrawal. If necessary, We will reduce Your policy's selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Policy Loan Privilege.

You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

     o    Your account value at the time of the loan; less

     o    any outstanding policy debt before the new loan; less

     o interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

     o an amount equal to the most recent account value charge for the policy multiplied by the number of monthly calculation dates remaining, up to and including, the next policy anniversary date.

You must properly assign Your policy to Us as collateral for the loan.

Source of Loan.

We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

     o the New York Stock Exchange is closed, except for normal weekend and holiday closings, or

     o    trading is restricted, or

     o the Securities and Exchange Commission determines that an emergency exists, or

     o    the Securities and Exchange Commission permits Us to delay payment.

If Loans Exceed the Policy Account Value.

Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy, even if Your policy meets the safety test. If We terminate Your policy for this reason, We will notify You, and any assignee shown on our records, in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the policy terminates without value at the end of those 31 days. Termination of a policy under these circumstances could cause You to recognize gross income.

Interest.

On the Application, You may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service. If Moody's is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

     o the published monthly average for the calendar month ending two months before the policy year begins; or

     o    5%.

We will increase the rate if the maximum limit is at least 1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least 1/2% lower than the rate in effect for the previous year.

Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.


Repayment.


You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.



Interest Credited on Loaned Value.

The amount equal to any outstanding policy loans is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge guaranteed not to exceed 3.0%. The current charge varies by policy year as follows:

     o    Policy years 1 through 15: 0.75%.

     o    Policy years 16 through 30: 0.55%.

     o    Policy years 31 and thereafter: 0.45%.

Effect of Loan.

Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of Your policy's account value equal to the loan is held in the GPA. The Separate Account's investment performance does not affect this amount. Tax consequences may result if You have policy debt when you surrender Your policy.

Part II - Additional
Provisions of the Policy.

Paid-up Policy Date.

The paid-up policy date is the policy anniversary nearest the insured's 100th birthday. On this date, Your selected face amount automatically changes to equal the account value multiplied by a factor guaranteed to be no less than 1. As of this date and thereafter, the death benefit option will be death benefit option 1, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Reinstatement.

For a period of five (5) years after termination, You can request that We reinstate the policy during the insured's lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

Before We reinstate the policy, We must receive the following:

     o A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

     o    Evidence of insurability satisfactory to us; and

     o Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.

If We do reinstate the policy, Your policy's selected face amount for the reinstated policy will be the same as if the policy had not terminated. The safety test will not apply to policies that We reinstate.

Payment Options.

Upon full surrender or the insured's death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

     A. Fixed Amount Payment Option. We make a monthly payment for an agreed fixed amount.

          The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.


     B Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:


               o    the total amount applied;

               o    the period selected;

               o and the monthly payment rates We are using when the first payment is due.


     B. Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:


               o    Payments for life only;

               o Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

               o Payments guaranteed for the amount applied or the death of the named person, whichever is later.


     C. Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

     D. Joint Lifetime Payment Option. We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:


               o Payments guaranteed for 10 years or when both named persons die, whichever is later; and

               o Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.


     E. Joint Lifetime Payment Option with Reduced Payments. We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options.


If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option.

Beneficiary.

A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to:

     o    Exercise dividend rights.

     o    Reinstate the policy after termination.

If no beneficiary is living when the insured dies, we will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner's estate.

Changing the Policyowner or Beneficiary.

You may change the policyowner or any beneficiary during the insured's lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before We receive it. Different rules apply if You named an irrevocable beneficiary.

Right to Substitute Insured.

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy's selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

The costs to transfer are:

     o    an administrative fee of $75, plus

     o    any premium necessary to effect the transfer, plus

     o    any excess policy debt You have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.


The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under Code Section 1035. Therefore, You must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Assignment.

You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

Dividends.

Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any allocated dividend for the year death occurs. We do not expect to pay any dividends under the policies.

Limits on Our Right to Challenge the Policy.

We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age or Gender.


We will make an adjustment if the insured's date of birth or gender in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age and gender. If We make the adjustment before the insured dies, We will base future monthly deductions on the correct age and gender.

Suicide Exclusion.


If the insured commits suicide whether sane or insane within two years from the issue date, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

If the insured commits suicide whether sane or insane within two years after the policy is reinstated and while the policy is in force, We will pay a limited death benefit to the beneficiary. The limited death benefit is the amount of premium You paid to reinstate the policy and any premiums You paid thereafter, less any policy debt or amounts You withdrew.

When We Pay Proceeds.

If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the cash surrender value, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

     o It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

     o The Securities and Exchange Commission determines that an emergency exists; or

     o The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date the We receive the request at Our Home Office.


We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time.

Free Look Provision.

You may cancel Your policy within 10 days after You receive it. You must mail or deliver the policy either:

     o    to Our Home Office; or

     o    to the agent who sold You the policy; or

     o    to one of Our agency offices.

If You cancel the policy, We will pay a refund to You.

The refund equals:

     (a)  any premium paid for the policy; plus

     (b)  interest credited to the policy under the GPA; plus or minus

     (c) an amount that reflects the investment experience of the Separate Account Divisions to the date We receive Your returned policy; minus

     (d)  any amounts You borrowed or withdrew.

During the free look period, We will apply premium payments to the Oppenheimer Money Division.

Additional Benefits By Rider.

At Your request, the policy can include additional benefits. We approve these benefits based on Our standards and limits for issuing insurance and classifying risks. Any additional benefit We provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from Your account value. Subject to state availability, the following riders are available.

Supplemental Monthly Term Insurance Rider.

The Supplemental Monthly Term Insurance Rider ("Term Rider") provides You with the option to purchase monthly term insurance on the life of the insured. The Term Rider selected face amount supplements the selected face amount of Your policy. You can only elect the Term Rider in the policy's application. The safety test will not apply to the Term Rider.

If You elect the Term Rider, Your policy's selected face amount, plus the Term Rider's selected face amount must equal at least $50,000. However, Your policy's selected face amount must be at least $5,000.

If You elect the Term Rider, the policy may have a lower annual cutoff policy premium. As a result, You may pay a lower overall sales load when compared to a policy with the same total selected face amount but without the Term Rider.

You may increase the Term Rider selected face amount upon satisfactory written notice to Us. We will require satisfactory evidence of insurability for Your requested increase. You may also decrease the Term Rider selected face amount upon written notice in a form satisfactory to Us.

If You request an increase or decrease or policy withdrawal, You must specify whether we should apply any resulting increase or decrease to the policy's selected face amount or the Term Rider selected face amount. If you do not specify, We will apply any resulting increase or decrease in proportion to the policy's selected face amount and the Term Rider selected face amount.

The Term Rider will terminate:

     1. If We receive satisfactory written notice to cancel from You. Such cancellation will apply to all monthly calculation dates beginning on or after the date We receive the cancellation notice; or

     2. If Your account value is insufficient to cover Your account value charges, regardless of whether Your policy meets the safety test; or

     3. Thirty days after an unpaid premium when there is insufficient value to cover the Term Rider's monthly charges; or

     4. Upon the later of (a)Your policy anniversary nearest the insured's 70th birthday, or (b) upon the tenth policy anniversary; or

     5.   Upon termination of Your policy for any reason.

If termination occurs for the reason stated in No. 4, the policy's selected face amount automatically increases by the amount of the Term Rider's selected face amount. If the Term Rider terminates for any reason, it can never be reinstated.

Waiver of Monthly Charges Rider.

This rider allows Us to waive the account value charges of Your policy for at least two years if:

o the insured becomes totally disabled before the policy anniversary nearest the insured's 65th birthday; and

o    such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

o    The insured is no longer disabled; or

o    You do not give Us the required satisfactory proof of continued disability;
     or

o    The insured fails or refuses to have a required examination; or

o The day before the policy anniversary after the insured's 65th birthday, or, if later, the date two years from the date the total disability began.

Part III -- Other Important Information.

Federal Income Tax Considerations.

The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

Policy Proceeds, Premiums and Loans.


We believe the policy meets the statutory definition of life insurance under Internal Revenue Code ("Code") Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy's death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, only the portion of the death benefit equal to premiums paid for the policy may be excluded from gross income.

Upon Your full surrender of a policy for its cash surrender value, You may recognize ordinary income for federal tax purposes. Ordinary income is the amount by which:


     o    account value, including

     o    outstanding policy debt (which may include unpaid interest), exceeds

     o    premiums paid but not previously recovered.

Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Generally, if a taxable event does not otherwise exist, a withdrawal is taxable only if it exceeds Your yet unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. We also believe that under current law any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy's cash value at date of death.


Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.


For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

Modified Endowment Contracts.

If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional "7-pay test." A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits.


Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.


If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

     o distributions made on or after the date the taxpayer attains age 59 1/2 ; or

     o    distributions attributable to the taxpayer's becoming disabled; or

     o distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

Diversification Standards.

To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

Your Voting Rights.

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds' shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.


Our Rights.


We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

Specifically, We reserve the right to:

     o Create new segments of the Separate Account for any new variable life insurance products We create in the future;

     o    Create new Separate Accounts;

     o    Combine any two or more Separate Accounts;

     o Make available additional Separate Account Divisions investing in additional investment companies;

     o    Eliminate one or more Separate Account Divisions;

     o Substitute or merge two or more Separate Account Divisions or Separate Accounts;

     o Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

     o Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

     o De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

     o    Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

Records And Reports.

We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

     o    Your account value at the beginning of the previous policy year;

     o    all premiums paid during the previous policy year;

     o all additions to and deductions from Your account value during the policy year; and

     o the account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

We will include any additional information required by any applicable law or regulation in this report.

Sales And Other Agreements.

MML Distributors, LLC ("MML Distributors") a wholly-owned subsidiary of MassMutual, is the principal underwriter of the policy. MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the policies. Both MML Distributors and MMLISI are located at 1414 Main Street, Springfield, MA 01144-1013. Each underwriter is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer under the Securities Exchange Act of 1934. Each is also a member of the National Association of Securities Dealers, Inc. ("NASD").


MML Distributors may enter into selling agreements with other registered SEC broker-dealers who are also members of the NASD. These are selling brokers.


We also sell the policies through state insurance licensed agents. These agents are also registered representatives of selling brokers or of MMLISI.

When We receive a completed application, the selling broker or co-underwriter performs suitability review. In some cases, We perform insurance underwriting. If We accept the application, we determine the insured's risk classification. If We do not accept the application, We will refund any premium paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies. We pay commissions through MMLISI and MML Distributors to agents and selling brokers.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the annual cutoff policy premium. The maximum commission percentage We will pay under the policies is 13% of premiums.

Agents or selling brokers may also receive asset-based compensation. The maximum asset based compensation is 0.2% of the account value of the Separate Account Divisions.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement.

We maintain an insurance company blanket bond which provides $50,000,000 coverage for MassMutual officers and employees and general agents and agents. The blanket bond is subject to a $350,000 deductible.

Year 2000.


Like other businesses and governments around the world, We could be adversely affected if the computer systems used by Us and those with which We do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, We began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on Our own behalf and on behalf of certain subsidiaries. We are addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. We are also seeking assurances from vendors, customers, service providers, governments and others with which We conduct business, to determine their year 2000 readiness.

The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to Us.


Legal Proceedings.

We are currently not involved in any material legal proceedings that adversely impact the policy.

Experts.


We have included the financial statements of MassMutual in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.


John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Financial Statements.


You should consider the financial statements of MassMutual included in Appendix F of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

Appendix A - Glossary

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:

The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Net Premium:

Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Appendix B - Rates of Return

Table 1 shows the Effective Annual Rates of Return of the Funds based on the actual investment performance of the Funds, after deductions of investment management fees and other operating expenses. This Table is based on December 31, 1998 figures. The Effective Annual Rates of Return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or face amount charges.

Table 2 shows the Effective Annual Rates of Return of the Separate Account Divisions. These returns are based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charge of 0.60%. The Effective Annual Rates of Return do not reflect premium deductions, administrative charge, cost of insurance charges or face amount charges. This table is based on December 31, 1998 figures. It assumes the Separate Account Divisions have been in operation for the same periods as the underlying Funds in which they invest. Also, it reflects the total of the income generated by the Funds, net of investment management fees and other operating expenses, plus realized or unrealized capital gains and losses.

Table 3 shows the One Year Total Returns of the Funds based on actual investment performance. It reflects the deduction of investment management fees and other operating expenses. This table is based on December 31, 1998 annualized figures. These rates of return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or face amount charges.

Since Tables 1, 2 and 3 do not reflect deductions from premiums or administrative, cost of insurance, and face amount charges, the rates do not illustrate how actual investment performance will affect the benefits under the policy. If these charges were included, the returns would be lower.

The rates of return shown do not indicate future performance. You may consider these rates of returns when assessing Funds' investment advisers and sub-advisers competence and performance.

                                    TABLE 1
                      EFFECTIVE ANNUAL RATES OF RETURN(1)
                            AS OF DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                             1          3          5         10         15         20        Since
       Fund (Inception Date)                                Year      Years      Years      Years      Years      Years    Inception
------------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity Fund
(6/1/98)                                                      --         --         --         --         --         --     -23.88%
MML Equity Fund (9/15/71)(2)                               16.20%     21.57%     19.66%     16.39%     15.76%     16.86%     14.84%
MML Equity Index Fund (5/1/97)                             28.22%        --         --         --         --         --      31.03%
MML Blend Fund (2/3/84)                                    13.56%     16.09%     14.60%     13.70%        --         --      13.67%
MML Managed Bond Fund (12/16/81)                            8.14%      7.06%      7.07%      9.19%     10.16%        --      10.24%
Oppenheimer Global Securities Fund/VA
(11/12/90)(3)                                              14.11%     18.06%      9.67%        --         --         --      12.49%
Oppenheimer Small Cap Growth
Fund/VA (5/1/98)(3)                                           --         --         --         --         --         --      -4.00%
Oppenheimer Aggressive Growth
Fund/VA (8/15/86)(3)                                       12.36%     14.69%     13.06%     16.12%        --         --      15.07%
Oppenheimer Capital Appreciation
Fund/VA (4/3/85)(3,7)                                      24.00%     25.29%     22.10%     16.85%        --         --      16.03%
Oppenheimer Main Street Growth &
Income Fund/VA (7/5/95)(3,8)                                4.70%     22.49%        --         --         --         --      27.00%
Oppenheimer Multiple Strategies
Fund/VA (2/9/87)(3)                                         6.66%     13.03%     11.43%     11.22%        --         --      11.57%
Oppenheimer High Income Fund/VA
(4/30/86)(3)                                                0.31%      9.06%      8.62%     12.71%        --         --      12.26%
Oppenheimer Strategic Bond Fund/VA
(5/3/93)(3)                                                 2.90%      7.82%      6.83%        --         --         --       6.79%
Oppenheimer Bond Fund/VA (4/3/85)(3)                        6.80%      6.93%      7.01%      9.28%        --         --       9.66%
Oppenheimer Money Fund/VA
(4/3/85)(3,4,5)                                             5.25%      5.23%      5.10%      5.61%        --         --       5.88%
Panorama International Equity
Portfolio (5/13/92)                                        19.40%     13.49%     10.34%        --         --         --      10.21%
Panorama Growth Portfolio (1/21/82)                         8.43%     17.66%     17.47%     18.02%     15.74%        --      17.70%
Panorama Total Return  Portfolio
(9/30/82)                                                  10.90%     13.22%     12.14%     13.72%     13.11%        --      13.86%
Goldman Sachs International Equity
Fund (1/12/98)(6)                                             --         --         --         --         --         --      20.07%
Goldman Sachs Capital Growth Fund
(5/1/98)(6)                                                   --         --         --         --         --         --      13.40%
Goldman Sachs Mid Cap Value Fund
(5/1/98)(6,10)                                                --         --         --         --         --         --     -13.56%
Goldman Sachs CORE U.S. Equity Fund
(2/13/98)(6)                                                  --         --         --         --         --         --      14.73%
Goldman Sachs Growth and Income
Fund (1/12/98)(6)                                             --         --         --         --         --         --       5.47%
MFS(R) New Discovery Series (5/1/98)                          --         --         --         --         --         --       2.20%
MFS(R) Emerging Growth Series (7/24/95)                    34.16%     24.16%        --         --         --         --      26.55%
MFS(R) Research Series (7/26/95)                           23.39%     21.99%        --         --         --         --      22.52%
T. Rowe Price Mid-Cap Growth Portfolio
(12/31/96)                                                 22.08%        --         --         --         --         --      20.43%
T. Rowe Price New America Growth
Portfolio (3/31/94)                                        18.51%     19.90%        --         --         --         --      22.56%
T. Rowe Price Limited-Term Bond
Portfolio(5/13/94)                                          7.28%      5.74%        --         --         --         --       6.40%
Fidelity Variable Insurance Products
Fund II Contrafund Portfolio (1/3/95)(9)                   29.94%     25.03%        --         --         --         --      28.59%


1. The Effective Annual Rates Of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

2. Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

3.   Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

4. Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

5. An investment in money market funds is neither insured nor guaranteed by the U.S. Government and such a fund's net asset value is not guaranteed to remain stable at $1.00 per share.

6.   Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance
     Trust.

7.   Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

8.   Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income
     Fund.

9. Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

10.  Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap Equity
     Fund.

The chart below shows the Effective Annual Rates Of Return Of Each Division Of The Separate Account. The performance figures are calculated on the basis of the actual historical performance of the Funds for the periods shown. These performance figures reflect all Fund level charges, that is, all investment management fees and direct operating expenses, as well as the mortality and expense charge. The current mortality and expense risk charge is 0.60%. These returns do not reflect expenses or administrative and cost of insurance charges assessed against the account value of the policy. The inclusion of these charges would reduce the returns shown.

                                    TABLE 2
   EFFECTIVE ANNUAL RATES OF RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT
                            AS OF DECEMBER 31, 1998


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   1              5            10           Since
   Division (Inception Date)                                                      Year          Years         Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

MML Small Cap Value Equity Division (6/1/98)                                         --            --            --        -24.48%
MML Equity Division (9/15/71)(1)                                                  15.60%        19.06%        15.79%        14.24%
MML Equity Index Division (5/1/97)                                                27.62%           --            --         30.43%
MML Blend Division (2/3/84)                                                       12.96%        14.00%        13.10%        13.07%
MML Managed Bond Division (12/16/81)                                               7.54%         6.47%         8.59%         9.64%
Oppenheimer Global Securities Division (11/12/90)(2)                              13.51%         9.07%           --         11.89%
Oppenheimer Small Cap Growth Division (5/1/98)(2)                                    --            --            --         -4.60%
Oppenheimer Aggressive Growth Division (8/15/86)(2,)                              11.76%        12.46%        15.52%        14.47%
Oppenheimer Capital Appreciation Division (4/3/85)(2,5)                           23.40%        21.50%        16.25%        15.43%
Oppenheimer Main Street Growth F Income Division
(7/5/95)(2,6)                                                                      4.10%           --            --         26.40%
Oppenheimer Multiple Strategies Division (2/9/87)(2)                               6.06%        10.83%        10.62%        10.97%
Oppenheimer High Income Division (4/30/86)(2)                                     -0.29%         8.02%        12.11%        11.66%
Oppenheimer Strategic Bond Division (5/3/93)(2)                                    2.30%         6.23%           --          6.19%
Oppenheimer Bond Division (4/3/85)(2)                                              6.20%         6.41%         8.68%         9.06%
Oppenheimer Money Division (4/3/85)(2,3)                                           4.65%         4.50%         5.01%         5.28%
Panorama International Equity Division (5/13/92)                                  18.80%         9.74%           --          9.61%
Panorama Growth Division (1/21/82)                                                 7.83%        16.87%        17.42%        17.10%
Panorama Total Return Division (9/30/82)                                          10.30%        11.54%        13.12%        13.26%
Goldman Sachs International Equity Division (1/12/98)(4)                             --            --            --         19.47%
Goldman Sachs Capital Growth Division (5/1/98)(4)                                    --            --            --         12.80%
Goldman Sachs Mid Cap Value Division (5/1/98)(4,7)                                   --            --            --         -14.16%
Goldman Sachs CORE U.S. Equity Division (2/13/98)(4)                                 --            --            --         14.13%
Goldman Sachs Growth F Income Division (1/12/98)(4)                                  --            --            --          4.87%
MFS(R) New Discovery Division (5/1/98)                                                             --            --          1.60%
MFS(R) Emerging Growth Division (7/24/95)                                         33.56%           --            --         25.95%
MFS(R) Research Division (7/26/95)                                                22.79%           --            --         21.92%
T. Rowe Price Mid-Cap Growth Division (12/31/96) 21.48%                           21.48%           --            --         19.83%
T. Rowe Price New America Growth Division (3/31/94) 17.91%                        17.91%           --            --         21.96%
T. Rowe Price Limited-Term Bond Division (5/13/94) 6.68%                           6.68%           --            --          5.80%
Fidelity Variable Insurance Products Fund II Contrafund
Division                                                                          29.34%           --            --         27.99%

The returns for any Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Separate Account Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Separate Account Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a policyowner and the different investment rates of return for the Separate Account Divisions. The inception date of Strategic Variable Life (R) Plus is 2/8/99. The performance figures above are based on the performance of the Separate Account's underlying Funds. All of the Funds were in existence prior to 2/8/99. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Variable Life (R) Plus. You may obtain a personalized illustration which reflects charges based on your individual characteristics. Please refer to the prospectus for additional information including sample hypothetical illustrations.

1. Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

2.   Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

3. Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

4.   Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance
     Trust.

5.   Prior to May 1, 1999, this Division was called the Oppenheimer Growth
     Division.

6. Prior to May 1, 1999, this Division was called the Oppenheimer Growth & Income Division.

7. Prior to May 1, 1999, this Division was called the Goldman Sachs Mid Cap Equity Division.

                                    TABLE 3
                            ONE YEAR TOTAL RETURNS(1)


------------------------------------------------------------------------------------------------------------------------------------
         For the year ended                                   1998     1997      1996     1995     1994     1993     1992     1991
------------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity Fund (6/1/98)(2)                 -23.88%       --       --       --       --       --       --        --
MML Equity Fund (9/15/71)(3)                                 16.20%    28.59%   20.25%   31.13%    4.10%    9.52%   10.48%    25.56%
MML Equity Index Fund (5/1/97)                               28.22%    21.93%      --       --       --       --       --        --
MML Blend Fund (2/3/84)                                      13.56%    20.89%   13.95%   23.28%    2.48%    9.70%    9.36%    24.00%
MML Mgd. Bond Fund (12/16/81)(3)                              8.14%     9.91%    3.25%   19.14%   (3.76)%  11.81%    7.31%    16.66%
Opp. Global Securities Fund/VA (11/12/90)(4)                 14.11%    22.42%   17.80%    2.24%   (5.72)%  70.32%   (7.11)%    3.39%
Opp. Small Cap Growth Fund/VA (5/1/98)(4,6)                  (4.00)%      --       --       --       --       --       --        --
Opp. Aggressive Growth Fund/VA (8/15/86)(4)                  12.36%    11.67%   20.23%   32.52%   (7.59)%  27.32%   15.42%    54.72%
Opp. Capital Appreciation Fund/VA (4/3/85)(4,9)              24.00%    26.69%   25.20%   36.66%    0.97%    7.25%   14.53%    25.54%
Opp. Main Street Growth & Income Fund/VA
(7/5/95)(4,10)                                                4.70%    32.48%   32.51%   23.25%      --       --       --        --
Opp. Multi. Strategies Fund/VA (2/9/87)(4)                    6.66%    17.22%   15.50%   21.36%   (1.95)%  15.95%    8.99%    17.48%
Opp. High Income Fund/VA (4/30/86)(4)                         0.31%    12.22%   15.25%   20.37%   (3.18)%  26.34%   17.92%    33.91%
Opp. Strategic Bond Fund/VA (5/3/93)(4)                       2.90%     8.71%   12.07%   15.33%   (3.78)%   4.25%      --        --
Opp. Bond Fund/VA (4/3/85)(4)                                 6.80%     9.26%    4.80%   17.00%   (1.94)%  13.04%    6.50%    17.63%
Opp. Money Fund/VA (4/3/85)(4)                                5.25%     5.32%    5.13%    5.62%   (4.21)%   3.16%    4.03%     6.18%
Panorama International Equity Portfolio
(5/13/92)                                                    19.40%     8.11%   13.26%   10.30%    1.44%   21.80%   (4.32)%      --
Panorama Growth Portfolio (1/21/82)(3)                        8.43%    26.37%   18.87%   38.06%   (0.51)%  21.22%   12.36%    37.53%
Panorama Total Return Portfolio (9/30/82)(3)                 10.90%    18.81%   10.14%   24.66%   (1.97)%  16.28%   10.21%    28.79%
Goldman Sachs International Equity Fund
(1/12/98)(5,7)                                               20.07%       --       --       --       --       --       --        --
Goldman Sachs Capital Growth Fund (5/1/98)(5,6)              13.40%       --       --       --       --       --       --        --
Goldman Sachs Mid Cap Value Fund (5/1/98)(5,6,12)           -13.56%       --       --       --       --       --       --        --
Goldman Sachs CORE U.S. Equity Fund
(2/13/98)(5,8)                                               14.73%       --       --       --       --       --       --        --
Goldman Sachs Growth and Income Fund
(1/12/98)(5,7)                                                5.47%       --       --       --       --       --       --        --
MFS(R) New Discovery Series (5/1/98)(4)                       2.20%       --       --       --       --       --       --        --
MFS(R) Emerging Growth Series (7/24/95)                      34.16%    21.90%   17.02%      --       --       --       --        --
MFS(R) Research Series (7/26/95)                             23.39%    20.26%   22.33%      --       --       --       --        --
T. Rowe Price Mid-Cap Growth Portfolio
(12/31/96)                                                   22.08%    18.80%      --       --       --       --       --        --
T. Rowe Price New America Growth Portfolio
(3/31/94)                                                    18.51%    21.12%   20.09%   51.10%    1.00%      --       --        --
T. Rowe Price Limited-Term Bond Portfolio
(5/13/94)                                                     7.28%     6.74%    3.26%    9.88%    2.62%      --       --        --
Fidelity Variable Insurance Products Fund II
Contrafund Portfolio (1/3/95)(11)                            29.94%    24.14%   21.22%   39.72%      --       --       --        --



------------------------------------------------------------------------------------------------------------------------------------
         For the year ended                                   1990       1989     1988     1987     1986     1985     1984     1983
------------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity Fund (6/1/98)(2)                      --        --       --       --       --        --       --      --
MML Equity Fund (9/15/71)(3)                                  (0.51)%   23.04%   16.68%    2.10%   20.15%    30.54%    5.40%  22.85%
MML Equity Index Fund (5/1/97)                                   --        --       --       --       --        --       --      --
MML Blend Fund (2/3/84)                                        2.37%    19.96%   13.40%    3.12%   18.30%    24.88%    8.24%     --
MML Mgd. Bond Fund (12/16/81)(3) 8.38%                         8.38%    12.83%    7.13%    2.60%   14.46%    19.94%   11.69%   7.26%
Opp. Global Securities Fund/VA (11/12/90)(4)                   0.40%       --       --       --       --        --       --      --
Opp. Small Cap Growth Fund/VA (5/1/98)(4,6)                      --        --       --       --       --        --       --      --
Opp. Aggressive Growth  Fund/VA (8/15/86)(4)                  (16.82)%  27.57%   13.41%   14.34%   (1.65)%      --       --      --
Opp. Capital  Appreciation Fund/VA (4/3/85)(4,9)              (8.21)%   23.59%   22.09%    3.31%   17.76%     9.50%      --      --
Opp. Main Street Growth & Income Fund/VA
(7/5/95)(4,10)                                                   --        --       --       --       --        --       --      --
Opp. Multi. Strategies Fund/VA (2/9/87)(4)                    (1.91)%   15.76%   22.15%    3.97%      --        --       --      --
Opp. High Income Fund/VA (4/30/86)(4)                          4.65%     4.84%   15.58%    8.07%    4.73%       --       --      --
Opp. Strategic Bond Fund/VA (5/3/93)(4)                          --        --       --       --       --        --       --      --
Opp. Bond Fund/VA (4/3/85)(4)                                  7.92%    13.32%    8.97%    2.53%   10.12%    18.82%      --      --
Opp. Money Fund/VA (4/3/85)(4)                                 7.84%     9.56%    6.96%    6.75%    6.00%     5.00%      --      --
Panorama International Equity Portfolio
(5/13/92)                                                        --        --       --       --       --        --       --      --
Panorama Growth Portfolio (1/21/82)(3)                        (7.90)%   35.81%   14.46%    0.25%   11.58%    27.31%    4.89%  32.72%
Panorama Total Return Portfolio (9/30/82)(3)                   0.50%    22.98%   11.64%    4.26%   12.58%    25.43%    6.68%  20.20%
Goldman Sachs International Equity Fund
(1/12/98)(5,7)                                                   --        --       --       --       --        --       --      --
Goldman Sachs Capital Growth Fund (5/1/98)(5,6)                  --        --       --       --       --        --       --      --
Goldman Sachs Mid Cap Value Fund (5/1/98)(5,6,12)                --        --       --       --       --        --       --      --
Goldman Sachs CORE U.S. Equity Fund
(2/13/98)(5,8)                                                   --        --       --       --       --        --       --      --
Goldman Sachs Growth and Income Fund
(1/12/98)(5,7)                                                   --        --       --       --       --        --       --      --
MFS(R) New Discovery Series (5/1/98)(4)                          --        --       --       --       --        --       --      --
MFS(R) Emerging Growth Series (7/24/95)                          --        --       --       --       --        --       --      --
MFS(R) Research Series (7/26/95)                                 --        --       --       --       --        --       --      --
T. Rowe Price Mid-Cap Growth Portfolio
(12/31/96)                                                       --        --       --       --       --        --       --      --
T. Rowe Price New America Growth Portfolio
(3/31/94)                                                        --        --       --       --       --        --       --      --
T. Rowe Price Limited-Term Bond Portfolio
(5/13/94)                                                        --        --       --       --       --        --       --      --
Fidelity Variable Insurance Products Fund II
Contrafund Portfolio (1/3/95)(11)                                --        --       --       --       --        --       --      --


1. The figures shown are one year total returns from inception of the Funds. These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the account value of the Policies. If these charges were included, the total return figures would be lower. They may be considered in assessing the competence and performance of each of the Funds' investment advisers.

2.   This is the return for the period June 1, 1998 to December 31, 1998.

3.   The figures for the MML Equity Fund from 1974 through 1981 are as follows:
     1974: (17.61)%; 1975: 32.85%; 1976: 24.77%; 1977: (0.52)%; 1978: 3.71%;
     1979: 19.54% 1980: 27.62%; 1981: 6.67%; 1982: 25.67%. The figure for 1982 for the MML Managed Bond Fund is 22.79%. The figure for 1982 for the Panorama Growth Portfolio is 33.00%. The figure for 1982 for the Panorama Total Return Portfolio is 8.10%.


4.   Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

5.   Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance
     Trust.

6.   This is the return for the period May 1, 1998 to December 31, 1998.

7.   This is the return for the period January 12, 1998 to December 31, 1998.

8.   This is the return for the period February 13, 1998 to December 31, 1998.

9.   Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

10.  Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income
     Fund.

11. Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

12.  Prior to May 1, 1999, this Fund was called Goldman Sachs Mid Cap Equity
     Fund.

Appendix C

Illustrations of Death Benefits (Option 1, 2 & 3), Cash Surrender Values and Accumulated Premiums


The following tables illustrate the way in which a policy operates. They show how the death benefit under options 1, 2 & 3 and the cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e. investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on a hypothetical policy issued under the following conditions: the insured is age 45, unisex, unitobacco, $60,000 of Selected Face Amount for the base policy in all years plus $40,000 of Term Face Amount, seven annual premiums of $5,350, and $250,000 of initial case premium paid. We show tables for the current policy charges for policies issued on a guaranteed issue basis and we show separate tables for guaranteed policy charges. These tables will assist in the comparison of death benefits and cash surrender values for the policy with those of other variable life policies which may be issued by Us or other companies.


1. The illustration on page C-3 is for a policy using death benefit option 1 and the current schedule of charges for policies issued on a guaranteed issue basis.

2. The illustration on page C-4 is for a policy using death benefit option 1 and the guaranteed schedule of charges.

3. The illustration on page C-5 is for a policy using death benefit option 2 and the current schedule of charges for policies issued on a guaranteed issue basis.

4. The illustration on page C-6 is for a policy using death benefit option 2 and the guaranteed schedule of charges.

5. The illustration on page C-7 is for a policy using death benefit option 3 and the current schedule of charges for policies issued on a guaranteed issue basis.

6. The illustration on page C-8 is for a policy using death benefit option 3 and the guaranteed schedule of charges.

The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3, and 5 reflect the following current charges:

1. Administrative charge, equal to a monthly $5.25 per Policy.

2. Cost of insurance charges, based on the current charges for policies issued on a guaranteed issue basis by Us.

3. Mortality and expense risk charge for policy years 1-15, which is equal to 0.60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Mortality and expense risk charge for policy year 16-30, which is equal to 0.40% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Mortality and expense risk charge for policy years 31 +, which is equal to 0.30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.


4. Fund level expenses of 0.76% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Fidelity VIP II shares held by the Separate Account.


The death benefits and cash surrender values shown in illustrations 2, 4, and 6 reflect these guaranteed maximum charges:

1. Administrative charge, equal to a monthly $9.00 per Policy.

2. Cost of insurance charges based on 100% of the 1980 CSO mortality table.

3. Mortality and expense risk charge equal to 1.00% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.


4. Fund level expenses of 0.76% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT Trust, MFS Trust, T. Rowe Price Equity Series, Inc., T.

Rowe Price Fixed Income Series, Inc., and Fidelity VIP II shares held by the Separate Account. (this unweighted average reflects current Fund level expenses).


Cash surrender values shown in the tables reflect the deduction of the applicable sales loads, premium taxes, and DAC taxes for the policy illustrated. Currently, We do not assess a charge against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumption that the Owner has requested a level selected face amount, that not policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire account value under the policy is allocated to the Separate Account.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid Using Current Schedule of Charges for Guaranteed Issue

                                                         Death Benefit (Option 1)                       Cash Surrender Value
                                                  -------------------------------------         ------------------------------------
                                                       Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End of                                               Annual Investment Return of                  Annual Investment Return of
  Policy                          Premiums        -------------------------------------         ------------------------------------
   Year                           Per Year           0%             6%           12%              0%             6%           12%
  ------                          --------        -------        -------      ---------         ------        -------      ---------
 1                                   5,350        100,000        100,000        100,000          4,852          5,134          5,416

 2                                   5,350        100,000        100,000        100,000          9,148          9,995         10,877

 3                                   5,350        100,000        100,000        100,000         13,408         15,111         16,952

 4                                   5,350        100,000        100,000        100,000         17,721         20,578         23,792

 5                                   5,350        100,000        100,000        100,000         21,982         26,307         31,367

 6                                   5,350        100,000        100,000        103,362         26,194         32,311         39,755

 7                                   5,350        100,000        100,000        123,951         30,357         38,604         48,992

 8                                       0        100,000        100,000        131,884         29,676         40,116         53,830

 9                                       0        100,000        100,000        140,788         28,994         41,696         59,155

10                                       0        100,000        100,560        150,831         28,310         43,345         65,013

15                                       0        100,000        106,257        210,493         24,677         52,603        104,204

20                                       0        100,000        114,255        298,982         20,457         64,188        167,968

25                                       0        100,000        123,868        428,148         14,665         77,904        269,276

30 (Age 65)                              0        100,000        135,319        617,685          5,963         93,972        428,948

35                                       0              0        148,814        896,824              0        112,738        679,412

40                                       0              0        164,147      1,305,658              0        133,453      1,061,511

45                                       0              0        182,311      1,913,522              0        155,821      1,635,489

50                                       0              0        199,975      2,769,024              0        180,158      2,494,616


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)

                                                         Death Benefit (Option 1)                       Cash Surrender Value
                                                  -------------------------------------         ------------------------------------
                                                       Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End of                                               Annual Investment Return of                  Annual Investment Return of
  Policy                          Premiums        -------------------------------------         ------------------------------------
   Year                           Per Year           0%             6%           12%              0%             6%           12%
  ------                          --------        -------        -------      ---------         ------        -------      ---------
 1                                 $ 5,350        100,000        100,000        100,000          4,363          4,630          4,897

 2                                   5,350        100,000        100,000        100,000          8,293          9,083          9,906

 3                                   5,350        100,000        100,000        100,000         12,153         13,731         15,439

 4                                   5,350        100,000        100,000        100,000         16,033         18,671         21,642

 5                                   5,350        100,000        100,000        100,000         19,827         23,809         28,472

 6                                   5,350        100,000        100,000        100,000         23,539         29,156         36,005

 7                                   5,350        100,000        100,000        111,962         27,166         34,725         44,254

 8                                       0        100,000        100,000        117,431         25,904         35,434         47,931

 9                                       0        100,000        100,000        123,510         24,587         36,123         51,895

10                                       0        100,000        100,000        130,288         23,206         36,784         56,159

15                                       0        100,000        100,000        167,362         15,067         39,517         82,853

20                                       0        100,000        100,000        215,032          3,573         40,496        120,805

25                                       0              0        100,000        275,297              0         37,255        173,143

30 (Age 65)                              0              0        100,000        350,496              0         24,104        243,400

35                                       0              0              0        439,375              0              0        332,860

40                                       0              0              0        545,487              0              0        443,486

45                                       0              0              0        667,868              0              0        570,827

50                                       0              0              0        795,625              0              0        716,779


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid Using Current Schedule of Charges for Guaranteed Issue

                                                         Death Benefit (Option 2)                       Cash Surrender Value
                                                  -------------------------------------         ------------------------------------
                                                       Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End of                                               Annual Investment Return of                  Annual Investment Return of
  Policy                          Premiums        -------------------------------------         ------------------------------------
   Year                           Per Year           0%             6%           12%              0%             6%           12%
  ------                          --------        -------        -------      ---------         ------        -------      ---------
 1                                 $ 5,350        104,624        104,906        105,188          4,848          5,129          5,411

 2                                   5,350        109,016        109,861        110,739          9,119          9,964         10,842

 3                                   5,350        113,343        115,036        116,867         13,343         15,036         16,867

 4                                   5,350        117,607        120,443        123,633         17,607         20,443         23,633

 5                                   5,350        121,807        126,091        131,102         21,807         26,091         31,102

 6                                   5,350        125,946        131,992        139,348         25,946         31,992         39,348

 7                                   5,350        130,023        138,156        148,454         30,023         38,156         48,454

 8                                       0        129,257        139,528        153,153         29,257         39,528         53,153

 9                                       0        128,489        140,949        158,333         28,489         40,949         58,333

10                                       0        127,719        142,422        164,041         27,719         42,422         64,041

15                                       0        123,597        150,395        206,869         23,597         50,395        102,410

20                                       0        118,704        159,546        293,821         18,704         59,546        165,068

25                                       0        112,089        168,809        420,746         12,089         68,809        264,620

30 (Age 65)                              0        102,660        176,852        606,996          2,660         76,852        421,525

35                                       0              0        180,502        881,295              0         80,502        667,648

40                                       0              0        172,969      1,283,043              0         72,969      1,043,124

45                                       0              0        144,184      1,880,370              0         44,184      1,607,154

50                                       0              0              0      2,721,042              0              0      2,451,389


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)

                                                         Death Benefit (Option 2)                       Cash Surrender Value
                                                  -------------------------------------         ------------------------------------
                                                       Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End of                                               Annual Investment Return of                  Annual Investment Return of
  Policy                          Premiums        -------------------------------------         ------------------------------------
   Year                           Per Year           0%             6%            12%             0%             6%            12%
  ------                          --------        -------        -------        -------         ------         ------        -------
 1                                 $ 5,350        104,116        104,381        104,646          4,339          4,604          4,869

 2                                   5,350        108,116        108,898        109,713          8,219          9,002          9,816

 3                                   5,350        112,001        113,557        115,240         12,001         13,557         15,240

 4                                   5,350        115,772        118,360        121,273         15,772         18,360         21,273

 5                                   5,350        119,422        123,306        127,854         19,422         23,306         27,854

 6                                   5,350        122,950        128,398        135,034         22,950         28,398         35,034

 7                                   5,350        126,349        133,631        142,865         26,349         33,631         42,865

 8                                       0        124,853        133,959        146,071         24,853         33,959         46,071

 9                                       0        123,297        134,210        149,508         23,297         34,210         49,508

10                                       0        121,672        134,373        153,188         21,672         34,373         53,188

15                                       0        112,326        133,477        175,919         12,326         33,477         75,919

20                                       0        100,066        128,140        207,771             66         28,140        107,771

25                                       0              0        114,455        251,026              0         14,455        151,026

30 (Age 65)                              0              0              0        308,001              0              0        208,001

35                                       0              0              0        377,438              0              0        277,438

40                                       0              0              0        455,479              0              0        355,479

45                                       0              0              0        524,095              0              0        424,095

50                                       0              0              0        549,306              0              0        449,306


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3,225 Cutoff Premium
Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid Using Current Schedule of Charges for Guaranteed Issue

                                                         Death Benefit (Option 3)                       Cash Surrender Value
                                                  -------------------------------------         ------------------------------------
                                                       Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End of                                               Annual Investment Return of                  Annual Investment Return of
  Policy                          Premiums        -------------------------------------         ------------------------------------
   Year                           Per Year           0%             6%           12%              0%             6%           12%
  ------                          --------        -------        -------      ---------         ------        -------      ---------
 1                                 $ 5,350        105,350        105,350        105,350          4,847          5,129          5,411

 2                                   5,350        110,700        110,700        110,700          9,115          9,961         10,841

 3                                   5,350        116,050        116,050        116,050         13,332         15,030         16,866

 4                                   5,350        121,400        121,400        121,400         17,587         20,433         23,634

 5                                   5,350        126,750        126,750        126,750         21,774         26,077         31,112

 6                                   5,350        132,100        132,100        132,100         25,897         31,975         39,377

 7                                   5,350        137,450        137,450        137,450         29,954         38,139         48,512

 8                                       0        137,450        137,450        137,450         29,165         39,513         53,259

 9                                       0        137,450        137,450        139,252         28,372         40,943         58,509

10                                       0        137,450        137,450        149,182         27,572         42,429         64,303

15                                       0        137,450        137,450        208,183         23,217         50,611        103,061

20                                       0        137,450        137,450        295,693         17,792         60,497        166,120

25                                       0        137,450        137,450        423,430          9,988         71,743        266,308

30 (Age 65)                              0              0        137,450        610,873              0         84,503        424,217

35                                       0              0        137,450        886,927              0         99,341        671,914

40                                       0              0        143,860      1,291,244              0        116,959      1,049,792

45                                       0              0        159,729      1,892,392              0        136,521      1,617,429

50                                       0              0        175,159      2,738,442              0        157,801      2,467,065


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex, Issue Age 45, Uni Tobacco
$60,000 Selected Face Amount All Years
$40,000 Term Face Amount
$3225 Cutoff Premium
Seven Annual Premium Payments of $5350 and $250,000 Initial Case Premium Paid Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)

                                                         Death Benefit (Option 3)                       Cash Surrender Value
                                                  -------------------------------------         ------------------------------------
                                                       Assuming Hypothetical Gross                  Assuming Hypothetical Gross
  End of                                               Annual Investment Return of                  Annual Investment Return of
  Policy                          Premiums       --------------------------------------         ------------------------------------
   Year                           Per Year           0%             6%            12%             0%             6%            12%
  ------                          --------       --------       --------       --------         ------         ------        -------
 1                                 $ 5,350       $105,350       $105,350       $105,350          4,335          4,600          4,866

 2                                   5,350        110,700        110,700        110,700          8,202          8,988          9,805

 3                                   5,350        116,050        116,050        116,050         11,962         13,526         15,220

 4                                   5,350        121,400        121,400        121,400         15,699         18,307         21,245

 5                                   5,350        126,750        126,750        126,750         19,300         23,224         27,824

 6                                   5,350        132,100        132,100        132,100         22,763         28,280         35,015

 7                                   5,350        137,450        137,450        137,450         26,075         33,472         42,878

 8                                       0        137,450        137,450        137,450         24,471         33,755         46,153

 9                                       0        137,450        137,450        137,450         22,782         33,961         49,709

10                                       0        137,450        137,450        137,450         20,993         34,074         53,575

15                                       0        137,450        137,450        158,870         10,165         32,807         78,649

20                                       0              0        137,450        204,062              0         26,418        114,642

25                                       0              0        137,450        261,199              0          8,690        164,276

30 (Age 65)                              0              0              0        332,500              0              0        230,903

35                                       0              0              0        416,772              0              0        315,736

40                                       0              0              0        517,386              0              0        420,639

45                                       0              0              0        633,425              0              0        541,389

50                                       0              0              0        754,559              0              0        679,783


It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix D

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------
Name, Position, Business Address                  Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------

Roger G. Ackerman, Director                       Corning, Inc.
One Riverfront Plaza, HQE 2                          Chairman and Chief Executive Officer (since 1996)
Corning, NY  14831                                   President and Chief Operating Officer (1990-1996)
------------------------------------------------------------------------------------------------------------------------------------
James R. Birle, Director                          Resolute Partners, LLC
2 Soundview Drive                                    Chairman (since 1997), Founder (1994)
Greenwich, CT  06836                                 President (1994-1997)
                                                  Blackstone Group
                                                     General Partner (1988-1994)
------------------------------------------------------------------------------------------------------------------------------------
Gene Chao, Director                               Computer Projections, Inc.
733 SW Vista Avenue                                  Chairman, President and CEO (since 1991)
Portland, OR  97205
------------------------------------------------------------------------------------------------------------------------------------
Patricia Diaz Dennis, Director                    SBC Communications Inc.
175 East Houston, Room 5-A-70                        Senior Vice President -- Regulatory and Public Affairs (since 1998)
San Antonio, TX  78205                               Senior Vice President and Assistant General Counsel (1995-1998)
                                                  Sullivan & Cromwell
                                                     Special Counsel (1993-1995)
                                                  U.S. Department of State
                                                     Asst. Secy. of State for Human Rights and Human. Affrs. (1992-1993)
------------------------------------------------------------------------------------------------------------------------------------
Anthony Downs, Director                           The Brookings Institution
1775 Massachusetts Ave., N.W.                        Senior Fellow (since 1977)
Washington, DC  20036-2188
------------------------------------------------------------------------------------------------------------------------------------
James L. Dunlap, Director                         Ocean Energy, Inc.
1201 Louisiana, Suite 1400                           Vice Chairman (since 1998)
Houston, TX  77002-5603                           United Meridian Corporation
                                                     President and Chief Operating Officer (1996-1998)
                                                  Texaco, Inc.
                                                     Senior Vice President (1987-1996)
------------------------------------------------------------------------------------------------------------------------------------
William B. Ellis, Director                        Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane                                Senior Fellow (since 1995)
Glastonbury, CT  06033                            Northeast Utilities
                                                     Chairman of the Board (1993-1995) and Chief Executive
                                                     Officer (1983-1993)
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Furek, Director                         Resolute Partners LLC
1 State Street, Suite 2310                           Partner (since 1997)
Hartford, CT  06103                               State Board of Trustees for the Hartford School System
                                                     Chairman (since 1997)
                                                  Heublein, Inc.
                                                     President and Chief Executive Officer (1987-1996)
------------------------------------------------------------------------------------------------------------------------------------
Charles K. Gifford, Director                      BankBoston, N.A.
100 Federal Street                                   Chairman and Chief Executive Officer (since 1996)
Boston, MA  02110                                    President (1989-1996)
                                                  BankBoston Corporation
                                                     Chairman (since 1998) and Chief Executive Officer (since 1995)
                                                     President (1989-1996)
------------------------------------------------------------------------------------------------------------------------------------
William N. Griggs, Director                       Griggs & Santow, Inc.
75 Wall Street, 20th Floor                           Managing Director (since 1983)
New York, NY  10005
------------------------------------------------------------------------------------------------------------------------------------
George B. Harvey, Director                        Pitney Bowes
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
One Landmark Square, Suite 1905                   Chairman, President and CEO (1983-1996)
Stamford, CT  06901
------------------------------------------------------------------------------------------------------------------------------------
Barbara B. Hauptfuhrer, Director                  Director of various corporations (since 1972)
1700 Old Welsh Road
Huntingdon Valley, PA  19006
------------------------------------------------------------------------------------------------------------------------------------
Sheldon B. Lubar, Director                        Lubar & Co. Incorporated
700 North Water Street, Suite 1200                   Chairman (since 1977)
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------
William B. Marx, Jr., Director                    Lucent Technologies
5 Peacock Lane                                       Senior Executive Vice President (1996-1996)
Village of Golf, FL  33436-5299                   AT&T Multimedia Products Group
                                                     Executive Vice President and CEO (1994-1996)
                                                  AT&T Network Systems Group
                                                     Executive Vice President and CEO (1993-1994)
                                                     Group Executive and President (1989-1993)
------------------------------------------------------------------------------------------------------------------------------------
John F. Maypole, Director                         Peach State Real Estate Holding Company
55 Sandy Hook Road -- North                          Managing Partner (since 1984)
Sarasota, FL  34242
------------------------------------------------------------------------------------------------------------------------------------
Robert J. O'Connell, Director, President          MassMutual
and Chief Executive Officer                          President and Chief Executive Officer (since 1999)
1295 State Street                                 American International Group, Inc.
Springfield, MA  01111                               Senior Vice President (1991-1998)
                                                  AIG Life Companies
                                                     President and Chief Executive Officer (1991-1998)
------------------------------------------------------------------------------------------------------------------------------------
Thomas B. Wheeler, Director and                   MassMutual
Chairman of the Board                                Chairman of the Board (since 1996)
1295 State Street                                    President (1988-1996) and Chief Executive Officer (1988-1999)
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director                         The Gillette Company
Prudential Tower                                     Chairman and Chief Executive Officer (since 1991)
Boston, MA  02199
------------------------------------------------------------------------------------------------------------------------------------

Executive Vice Presidents:

------------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.                          MassMutual
1295 State Street                                    Executive Vice President and General Counsel (since 1993)
Springfield, MA  01111                               Senior Vice President and Deputy General Counsel (1992-1993)
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Daboul                                   MassMutual
1295 State Street                                    Executive Vice President and Chief Information Officer (since 1997)
Springfield, MA  01111                               Senior Vice President (1990-1997)
------------------------------------------------------------------------------------------------------------------------------------
John B. Davies                                    MassMutual
1295 State Street                                    Executive Vice President (since 1994)
Springfield, MA  01111                               Associate Executive Vice President (1994-1994)
                                                     General Agent (1982-1993)
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                              MassMutual
1295 State Street                                    Executive Vice President (since 1994)
Springfield, MA  01111                               Corporate Financial Operations (1994-1997)
                                                     Senior Vice President (1991-1994)
------------------------------------------------------------------------------------------------------------------------------------
James E. Miller                                   MassMutual
1295 State Street                                    Executive Vice President (since 1997 and 1987-1996)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Springfield, MA  01111                            UniCare Life & Health
                                                     Senior Vice President (1996-1997)
------------------------------------------------------------------------------------------------------------------------------------
John V. Murphy                                    MassMutual
1295 State Street                                    Executive Vice President (since 1997)
Springfield, MA  01111                            David L. Babson & Co., Inc.
                                                     Executive Vice President and Chief Operating Officer (1995-1997)
                                                  Concert Capital Management, Inc.
                                                     Chief Operating Officer (1993-1995)
                                                  Liberty Financial Companies
                                                     Senior Vice President and Chief Financial Officer (1977-1993)
------------------------------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                               MassMutual
1295 State Street                                    Executive Vice President and Chief Financial Officer (since 1997)
Springfield, MA  01111                            HealthSource
                                                     Chief Financial Officer (1996-1996)
                                                  Coopers & Lybrand
                                                     Partner (1990-1996)
------------------------------------------------------------------------------------------------------------------------------------

Appendix E -- Minimum Face Amount Percentages

                                                                                                                           Guideline
                                                                                                                            Premium
                                                                   Cash Value Accumulation Test:                            Test:
                                                              ----------------------------------------                      -----
           Male                    Male        Female                    Female      Unisex                    Unisex
Attained  * Non-        Male        Uni-       * Non-       Female         Uni-      * Non-       Unisex         Uni-      All Rate
  Age     Tobacco      Tobacco    Tobacco      Tobacco      Tobacco      Tobacco     Tobacco      Tobacco      Tobacco      Classes
  20        710          576        653          808          711          779         727          598          674          250
  21        689          559        634          783          688          754         706          581          654          250
  22        669          543        615          758          666          730         685          564          635          250
  23        649          528        597          733          645          706         664          547          616          250
  24        629          512        580          710          624          684         644          531          598          250
  25        610          497        562          687          604          662         624          515          579          250
  26        591          482        545          664          584          640         604          499          561          250
  27        572          467        528          643          565          619         585          483          544          250
  28        554          452        511          622          547          599         566          468          526          250
  29        536          438        494          601          529          580         548          453          509          250
  30        518          424        479          581          512          561         530          438          493          250
  31        501          410        463          562          495          542         512          424          477          250
  32        485          397        448          544          479          525         495          411          461          250
  33        469          384        433          526          463          507         479          397          446          250
  34        453          371        419          508          448          491         463          385          432          250
  35        438          360        406          491          434          475         448          372          418          250
  36        424          348        392          475          420          459         433          360          404          250
  37        410          337        380          459          406          444         419          349          391          250
  38        396          326        367          444          393          430         405          338          378          250
  39        383          316        356          430          381          416         391          327          366          250
  40        370          306        344          416          369          403         379          317          355          250
  41        358          296        333          402          357          390         366          307          343          243
  42        347          287        323          389          346          378         354          297          333          236
  43        335          279        313          377          336          366         343          288          322          229
  44        324          270        303          365          326          355         332          280          312          222
  45        314          262        294          353          316          344         321          272          303          215
  46        304          255        285          342          307          333         311          264          294          209
  47        294          247        277          332          298          323         301          256          285          203
  48        285          240        268          321          289          313         292          249          276          197
  49        276          234        260          311          281          304         283          242          268          191
  50        268          227        253          302          273          295         274          235          260          185
  51        259          221        245          292          266          286         265          229          253          178
  52        251          215        238          284          258          278         257          223          245          171
  53        244          209        232          275          251          270         249          217          238          164
  54        236          204        225          267          244          262         242          211          232          157
  55        229          199        219          259          238          254         235          206          225          150
  56        223          194        213          251          231          247         228          200          219          146
  57        216          189        207          244          225          240         221          196          213          142
  58        210          185        202          237          219          233         215          191          208          138
  59        204          180        197          230          214          227         209          186          202          134
  60        199          176        192          223          208          221         203          182          197          130
  61        193          172        187          217          203          214         198          178          192          128
  62        188          168        182          210          197          208         192          174          187          126


                                                                                                                           Guideline
                                                                                                                            Premium
                                                                   Cash Value Accumulation Test:                            Test:
                                                              ----------------------------------------                      -----
           Male                    Male        Female                    Female      Unisex                    Unisex
Attained  * Non-        Male        Uni-       * Non-       Female         Uni-      * Non-       Unisex         Uni-      All Rate
  Age     Tobacco      Tobacco    Tobacco      Tobacco      Tobacco      Tobacco     Tobacco      Tobacco      Tobacco      Classes

  63        183          165        178          204          192          203         187          170          183          124
  64        179          161        174          199          187          197         182          166          178          122
  65        174          158        170          193          183          192         178          163          174          120
  66        170          155        166          188          178          187         173          160          170          119
  67        166          152        162          183          174          182         169          157          166          118
  68        162          149        159          178          170          177         165          154          162          117
  69        158          147        155          174          166          173         161          151          159          116
  70        155          144        152          169          162          169         158          148          156          115
  71        152          142        149          165          159          164         154          146          152          113
  72        148          140        146          161          155          160         151          143          149          111
  73        145          137        144          157          152          156         148          141          146          109
  74        143          135        141          153          149          153         145          139          144          107
  75        140          133        139          150          146          149         142          137          141          105
  76        138          132        136          147          143          146         140          135          139          105
  77        135          130        134          143          140          143         137          133          136          105
  78        133          128        132          141          138          140         135          131          134          105
  79        131          127        130          138          135          138         133          129          132          105
  80        129          126        129          135          133          135         131          128          130          105
  81        127          124        127          133          131          133         129          126          128          105
  82        126          123        125          130          129          130         127          125          127          105
  83        124          122        124          128          127          128         125          123          125          105
  84        123          121        122          126          125          126         124          122          123          105
  85        121          120        121          124          123          124         122          121          122          105
  86        120          119        120          123          122          123         121          120          121          105
  87        119          118        119          121          120          121         119          119          119          105
  88        118          117        118          119          119          119         118          118          118          105
  89        117          116        116          118          118          118         117          117          117          105
  90        116          115        116          117          117          117         116          116          116          105
  91        115          114        115          115          115          115         115          115          115          104
  92        114          113        114          114          114          114         114          114          114          103
  93        112          112        112          113          113          113         113          113          113          102
  94        111          111        111          112          112          112         111          111          111          101
  95        110          110        110          110          110          110         110          110          110          100
  96        109          109        109          109          109          109         109          109          109          100
  97        107          107        107          107          107          107         107          107          107          100
  98        106          106        106          106          106          106         106          106          106          100
  99        104          104        104          104          104          104         104          104          104          100

* The Non-Tobacco rates apply to both Preferred Non-Tobacco and Standard Non-Tobacco Policies

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article V of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

     Article V. Subject to limitations of law, the Company shall indemnify:

          a)   each director, officer or employee;

          b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account, or;

          c) any individual who serves in any capacity with respect to employee benefit plans;

          from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

          Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

     (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

     (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

     (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2), and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION UNDER SECTION 26(e)(2)(A)
                     OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable adjustable life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 1


This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross-reference to items required by Form N-8B-2.

The Prospectus consisting of 50 pages.

The Undertaking to File Reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(A) of the Investment Company Act of 1940.

The Signatures.

     Written Consents of the Following Persons:


     1.   Independent accountants, PricewaterhouseCoopers LLP.


     2.   Counsel opining as to the legality of securities being registered.

     3. Opinion opining as to actuarial matters contained in the Post-Effective Amendment by John M. Valencia, Assistant Vice President.

The following Exhibits:

     1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

     A. (1) Resolution of Board of Directors of MassMutual establishing the Separate Account (3)

          (2)  Not applicable.

          (3)  Form of Distribution Agreements:

               (a)(1) Form of Distribution Servicing Agreement between MML
                      Distributors, LLC, and MassMutual.(2)

               (a)(2) Co-Underwriting Agreement between MML Investors Services,
                      Inc. and MassMutual.(2)

               (a)(3) Variable Products Dealer Agreement.(1)

               (b)    Not applicable.

               (c)    Not applicable.

          (4)  Not applicable.

          (5) Form of Flexible Premium Variable Adjustable Life Insurance Policy. (1)

          (6)  (a)  Certificate of Incorporation of MassMutual. (3)

               (b)  By-Laws of MassMutual. (3)

          (7)  Not applicable.


          (8) (a) Participation Agreement with Oppenheimer Variable Account Funds. (1)
               (b) Form of Participation Agreement with Panorama Series Fund, Inc. (3)
               (c)  Participation Agreement with T. Rowe Price Equity Series,
                    Inc., and T. Rowe Price Fixed Income Series, Inc. (1)
               (d)  Participation Agreement with MFS Variable Insurance Trust.
                    (1)
               (e)  Form of Participation Agreement with Goldman Sachs
               (f)  Variable Insurance Trust. (1)
               (g) Participation Agreement with Fidelity Variable Insurance Products Fund II. (1)

          (9)  Not applicable.

          (10) Form of Application for Flexible Premium Variable Adjustable Life Insurance Policy. (1)

          (11) Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy. (1)

     2. Opinion and Consent of Counsel as to the legality of the securities being registered. (6)

     3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     4.   Not applicable.

     5. Opinion and consent of John M. Valencia opining as to the illustrations pertaining to the securities being registered. (6)


     6.   Consent of Independent Accountants, PricewaterhouseCoopers LLP. (6)


     7.   (i)   Powers of Attorney. (3)
          (ii)  Power of Attorney for Roger G. Ackerman. (4)
          (iii) Power of Attorney for Robert J. O'Connell and Thomas B. Wheeler
                (5)

(1) Incorporated by Reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.

(2) Incorporated by reference to Post-Effective Amendment Number 2 to Registration Statement No. 33-87904 filed on February 28, 1997.

(3) Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.

(4) Incorporated by reference to Registration Statement No. 333-45039, filed on June 4, 1998.

(5) Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement No. 333-65887 filed on January 28, 1999.


(6)  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1 pursuant to Rule 485(b) under the 1933 act and has caused this Post-Effective Amendment No.1 to Registration Statement No. 333-65887 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
     (Depositor)

By: /s/ Robert J. O'Connell*
    ------------------------
Robert J. O'Connell, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe On April 22, 1999, as Attorney-in-Fact pursuant to ------------------- powers of attorney.
*Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-65887 has been signed by the following persons in the capacities and on the dates indicated.

       Signature              Title                                      Date
       ---------              -----                                      ----
/s/ Robert J. O'Connell*      President and Chief Executive Officer      April 22, 1999
-------------------------
Robert J. O'Connell

/s/ Joseph M. Zubretsky*      Executive Vice President,                  April 22, 1999
-------------------------     Chief Financial Officer &
Joseph M. Zubretsky           Chief Accounting Officer


/s/ Roger G. Ackerman*        Director                                   April 22, 1999
-------------------------
Roger G. Ackerman

/s/ James R. Birle*           Director                                   April 22, 1999
-------------------------
James R. Birle

/s/ Gene Chao*                Director                                   April 22, 1999
-------------------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*     Director                                   April 22, 1999
-------------------------
Patricia Diaz Dennis

/s/ Anthony Downs*            Director                                   April 22, 1999
-------------------------
Anthony Downs

/s/ James L. Dunlap*          Director                                   April 22, 1999
-------------------------
James L. Dunlap

/s/ William B. Ellis*         Director                                   April 22, 1999
-------------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*          Director                                   April 22, 1999
-------------------------
Robert M. Furek

/s/ Charles K. Gifford*       Director                                   April 22, 1999
-------------------------
Charles K. Gifford

/s/ William N. Griggs*        Director                                   April 22, 1999
-------------------------
William N. Griggs

/s/ George B. Harvey*         Director                                   April 22, 1999
-------------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*   Director                                   April 22, 1999
-------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*         Director                                   April 22, 1999
-------------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*     Director                                   April 22, 1999
-------------------------
William B. Marx, Jr.

/s/ John F. Maypole*          Director                                   April 22, 1999
-------------------------
John F. Maypole

/s/ Thomas B. Wheeler*        Director                                   April 22, 1999
-------------------------
Thomas B. Wheeler

/s/ Alfred M. Zeien*          Director                                   April 22, 1999
-------------------------
Alfred M. Zeien

/s/ Richard M. Howe           On April 22, 1999, as Attorney-in-Fact pursuant to
-------------------------     powers of attorney.
*Richard M. Howe

                     REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 1 to Registration Statement No. 333-65887 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                              /s/ James M. Rodolakis
                              -----------------------------
                              James M. Rodolakis
                              Counsel
                              Massachusetts Mutual Life Insurance Company

                                  EXHIBIT LIST

99.2.   Opinion and Consent of James M. Rodolakis.

99.C.6. Opinion and Consent of John M. Valencia.


99.C.1. Consent of Independent Accountants, PricewaterhouseCoopers LLP.